EXHIBIT 10.1

                     VALUATION AND RELATED FAIRNESS OPINION










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                                  EXHIBIT 10.1



                              VALUATION REPORT AND
                            RELATED FAIRNESS OPINION





                         PEPPERMILL CAPITAL CORPORATION


                           Vancouver, British Columbia






                                December 2, 1999


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                               EVANS & EVANS, INC.
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Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation
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                                TABLE OF CONTENTS
                                                                          Page
                                                                          ----

   1.0 - BACKGROUND AND THE PROPOSED TRANSACTION                            1
   2.0 - ASSIGNMENT                                                         3
   3.0 - CREDENTIALS OF EVANS & EVANS, INC.                                 4
   4.0 - SCOPE OF VALUATION REVIEW                                          6
   5.0 - ASSUMPTIONS                                                       14
   6.0 - DEFINITION OF FAIR MARKET VALUE                                   15
   7.0 - VARNER TECHNOLOGIES, INC.                                         16
   8.0 - REVIEW OF FINANCIAL POSITION - VARNER TECHNOLOGIES, INC.          38
   9.0 - REVIEW AND ASSESSMENTS OF VARNER TECHNOLOGIES, INC.               45
  10.0 - PEPPERMILL CAPITAL CORPORATION                                    50
  11.0 - TANGIBLE ASSET BACKING OF PEPPERMILL
         CAPITAL CORPORATION                                               52
  12.0 - VALUATION METHODOLOGIES                                           52
  13.0 - VALUATION OF VARNER TECHNOLOGIES, INC.                            58
  14.0 - VALUATION OF PEPPERMILL CAPITAL CORPORATION                       64
  15.0 - FAIRNESS CONSIDERATIONS                                           66
  16.0 - CONCLUSION AS TO FAIRNESS                                         69
  17.0   RESTRICTIONS AND CONDITIONS                                       71
  18.0 - STATEMENT OF INDEPENDENCE                                         77

         Appendix 1: Comparable Companies

         Appendix 2: Business Plan, Financial Statements, and Projections


                                       (i)


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Valuation Report and Related Fairness Opinion: December 2, 1999
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               DRAFT VALUATION REPORT AND RELATED FAIRNESS OPINION
                         PEPPERMILL CAPITAL CORPORATION

1.0- BACKGROUND AND THE PROPOSED TRANSACTION

     Peppermill  Capital  Corporation  ("Peppermill" or the "Public Company") of
     Vancouver, British Columbia was incorporated on April 10, 1998 under the laws of the State of Nevada. Peppermill is in the process of becoming a fully registered and reporting public company on the National Association of Securities Dealers ("NASD") Over-the-Counter ("OTC") Bulletin Board ("BB"). In order to do this Peppermill management has completed and filed on October 29, 1999 a Form 10QSB with the U.S. Securities and Exchange Commission ("SEC"). The common shares of Peppermill began trading on the NASD OCT BB on November 29, 1999.

     Peppermill was originally incorporated in 1998 with the intention of operating within the mining and exploration industry. Since this time, the management of Peppermill has decided to examine other business opportunities for the Public Company.

     On October 19, 1999 Peppermill entered into a Share Purchase Agreement with Varner Technologies, Inc ("VTI" or the "Company") of Chesterfield, Missouri by which certain shareholder of Peppermill will sell 90.0024% (representing all of their shareholdings) to VTI for US$300,000. The result of this transaction will create a reverse merger between VTI and Peppermill. In addition it is intended that VTI will enter into a reverse merger with Peppermill as follows:

     (1) Peppermill will acquire all of the issued and outstanding common shares of VTI on the basis of issuing 1.0 Peppermill common share in exchange for 1.8624479 common shares of VTI; and

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Valuation Report and Related Fairness Opinion: December 2, 1999
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     (2)  exchange 1.0 preferred share of Peppermill for 1.0 preferred shares of
          VTI (the share purchase agreement and reverse merger is collectively referred to as the "Proposed Transaction").

     Varner Technologies, Inc. was incorporated on November 17, 1994. In March of 1997 the Company founded a marketing arm, Networking People with Technology, LLC ("NPWT") of which Varner owns 60% of the issued and outstanding shares of NPWT.

     The remaining 40% of NPWT is held beneficially by the Company's founder Clay Varner. Mr. Varner has informed the authors of the Report he intends to transfer his 40% interest in NPWT to the Company in return for a nominal sum. This is to be completed prior to the closing of the Proposed Transaction.

     NPWT was originally formed to test distribution of products and services. After a successful test, VTI entered into a licensing agreement NPWT to market products and services through its so-called Independent Representatives.

     VTI currently has representatives in 49 states with its greatest market share in Illinois and Missouri, as well as, pockets of influence in Maryland, Pennsylvania, Virginia, Nebraska, Arkansas and California.

     VTI and Peppermill are collectively referred to as "the Companies".

     The  Proposed   Transaction  is  subject  to  the  approval  of  Peppermill shareholders and to the approval of the SEC.

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Valuation Report and Related Fairness Opinion: December 2, 1999
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2.0- ASSIGNMENT

     Given the above Proposed Transaction, Evans & Evans, Inc. ("Evans & Evans" or the "authors of the Report") were asked and engaged by the Independent Committee of Peppermill to prepare a Valuation Report and related Fairness Opinion (the "Report") with respect to the fairness of the terms of the Proposed Transaction, from a financial point of view, to the shareholders of Peppermill.

     Accordingly, Evans & Evans was required to prepare a formal valuation of all of the issued and outstanding shares of VTI and all of the issued and outstanding shares of Peppermill as at October 31, 1999 (as noted earlier, the Valuation Date), the most recent date for which the most recent financial information was available on VTI and a date that was close to the Valuation Date as well as to the most recent Peppermill financial statements (i.e., September 30, 1999). Also, consideration was given to pick a Valuation Date that was also close to the date of the signing of the Share Purchase Agreement.

     In connection with the Proposed Transaction cited above, the management and directors of Peppermill have conducted their own independent investigation, due diligence and financial analysis of the Proposed Transaction.

     The Independent Committee of Peppermill has requested Evans & Evans' opinion to provide a secondary, independent verification of, rather than a substitute for, Peppermill's internal analysis.

     The Report is prepared for the directors and shareholders of Peppermill and may also be submitted to the SEC.

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Valuation Report and Related Fairness Opinion: December 2, 1999
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3.0- CREDENTIALS OF EVANS & EVANS, INC.

     Evans & Evans, Inc. was founded in 1989. For the past ten years the firm has been extensively involved in the financial services and management consulting fields.

     Today, Evans & Evans has offices in Vancouver, British Columbia; Calgary, Alberta; Toronto, Ontario; Kanata, Ontario; Halifax, Nova Scotia and Portland, Oregon.

     Mr. Michael A. Evans, Principal, founded Evans & Evans, Inc. in 1989. For the past nine years he has been extensively involved in the financial services and management consulting fields in Vancouver where he was a Vice-President of two firms, The Genesis Group (1986-1989) and Western Venture Development Corporation (1989-1990). Over this period he has been involved in the preparation of over 250 technical and assessment reports, business plans, business valuations, and feasibility studies for submission to the Vancouver Stock Exchange and the British Columbia Securities Commission as well as for private purposes. Formerly, he spent three years in the computer industry in Western Canada with Wang Canada Limited (1983-1986) where he worked in the areas of marketing and sales. Mr. Evans also possesses several years' management experience in the food services industry with McDonald's Restaurants of Canada Ltd. in Richmond, British Columbia (1977-1980). Mr. Evans is an Instructor at the British Columbia Institute of Technology in the Faculty of Business.

     Richard W. Evans, Principal, began full-time work with Evans & Evans, Inc. in 1992. Since then he has been involved in the financial services and management consulting fields and has been involved in the preparation of over 50 technical and assessment reports, business plans, business valuations, and feasibility studies for

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Valuation Report and Related Fairness Opinion: December 2, 1999
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     submission to the  Vancouver  and Alberta  Stock  Exchanges and the British
     Columbia and Alberta Securities Commissions as well as for private purposes.

     For ten years previous to this, he was extensively involved in the computer industry in Vancouver where he served for two years as the General Manager of Sidus Systems Inc. responsible for the company's C$15 million business operation in Western Canada. Previous to this, he spent eight years with Digital Equipment of Canada Limited where he was laterally involved in a sales, marketing and management capacity in the company's direct and channel organizations. In his capacity with Digital and Sidus he was involved in assessing and assisting various technology companies with their marketing and financial operations. Furthermore, he was involved with over fifty software, hardware and telecommunications organizations in establishing various OEM, distribution and VAR marketing agreements with Digital and Sidus. During his tenure with Digital he initially held positions as Technical Service and Support Analyst as well as System Integration Project Manager. As a Technical Service and Support Analyst he was responsible for reviewing various mainframe, mini-computer and PC software and network applications as well as supporting a variety of Digital software applications. In this capacity he was involved with over thirty different western Canadian corporate accounts. As a System Integration Project Manager with Digital he was involved directly in the software development process. This included formal training and experience in software development and design and in undertaking reviews regarding software construction using a "Plan, Design, Implement and Manage" methodology. In this capacity he was involved with a number of large corporate accounts in installing and servicing various software applications. Mr. Evans' software application experience included extensive work with real-time, BASIC, C, PASCAL, C++, COBOL, FORTRAN, Ada languages as well as with relational database and fourth generation application development tools. Mr. Evans has and is presently working with the Unified Modeling Language, Booch, Coad/Yourdon, CRC, Fusion, Martin/Odell,

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Valuation Report and Related Fairness Opinion: December 2, 1999
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     MOSES,  OMT,  and   Shlaer/Mellor,   Business  Object  Notation,   Software
     Engineering   Institute,   Data  Modeling   Techniques,   Dynamic  Modeling
     Techniques,   Implementation  Modeling  Techniques,  Organization  Modeling
     Techniques and User Interface Modeling Techniques. During the past year he, through Evans & Evans, Inc. has actively been involved in the process of evaluating and valuing various types of software applications for Canadian regulatory bodies, private companies, Canadian financial institutions and brokerage firms as well as government agencies related to: Shop Floor Data Collection and Analysis, Programmable Logic Controllers, Real-Time Data Analysis, Internet Software, Medical Software, Government Utility and Engineering Design, Telecommunications, Bank Debt Collection, Seismic Data Processing, 3D Engineering, Wireless Communication and Trading Floor Telecommunication. Mr. Evans holds: a Bachelor of Business Administration degree from Simon Fraser University, British Columbia (1981); a Master's degree in Business Administration from the University of Portland, Oregon
     (1983) where he graduated with honours. Mr. Evans is a Registered Student in the British Columbia Chapter of the Canadian Institute of Chartered Business Valuators (CICBV).

4.0- SCOPE OF VALUATION REVIEW

     The authors of the Report have reached the opinions contained here within by relying on the following:

     Varner Technologies, Inc.

     o Interviewed management and principals of VTI during October and November of 1999. The interviews were conducted to elicit management perceptions of its actions. The authors of the Report found that Mr. Varner and Mr. Heflin have a clear understanding of the goals and objectives of the

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Valuation Report and Related Fairness Opinion: December 2, 1999
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          Company,  both  short  and  long  term,  and of  steps  that  must  be undertaken in order to achieve those goals and objectives.

     o Reviewed and confirmed the education credentials and occupational backgrounds of the Company's Directors/Officers whose expertise is critical to the Company in achieving its stated business objectives. These reviews were generally positive. Reviewed Shareholders list for the Company.

     o Reviewed the audited financial statements of VTI for the periods ending December 31, 1996, 1997 and 1998 as well as management-prepared financial statements for the period ended October 31, 1999.

     o Reviewed Separation Agreement dated January 7, 1997 between Varner Technologies, Inc. and Craig E. Caesar.

     o Reviewed Subscription Agreement, date of Memorandum is October 31, 1996, for VTI.

     o Reviewed Private Placement for VTI including Financial Statements dated June 30, 1995.

     o    Reviewed Stock Option Agreement dated June 11, 1996 for VTI.

     o    Reviewed Incorporation Documents for VTI and related material.

     o Reviewed annual General Meeting Minutes dated November 28, 1998 for VTI and related material.


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Valuation Report and Related Fairness Opinion: December 2, 1999
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     o    Reviewed APLIO Authorized Reseller  Application Form dated December 8,
          1998 for VTI.

     o Reviewed Internet Dial-Up Service Agreement dated January 1, 1998 between Varner Technologies, Inc. and Calvary Temple.

     o Reviewed resellers agreement between the Company and Soflo, Inc. of Florida providing unrestricted access for basic service of #13.45 per month per account.

     o Reviewed AlterDial Subscription Agreement for Current T1 Customers between the Company and UUNET Technologies, Inc. of Fairfax, Virginia.

     o Reviewed Lease Agreement dated 9/11/98 between Varner Technologies, Inc. and Bull Moose Tube Inc.

     o Reviewed Equipment Leases dated 9/18/97 between VTI and Inter-Tel, and dated September 8, 1998 and between VTI and Inland Associates, Inc.

     o Reviewed Lyrix Interactive Voice Response Service Agreement March 12, 1997 between Varner Technologies, Inc. and Lyrix.

     o    Reviewed  World  Wide  Web  Page  Service   Agreement  between  Varner
          Technologies, Inc. and Socket Internet Services Corporation.

     o Reviewed Proposal for Pre-Paid Phone Cards dated September 4, 1998 between Varner Technologies, Inc. and Office Forms & Graphics.


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Valuation Report and Related Fairness Opinion: December 2, 1999
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     o    Reviewed  Wholesale  Customer  Agreement dated 09/01/98 between Varner
          Technologies, Inc. and PSINet.

     o Reviewed Re-Seller Agreement between Varner Technologies, Inc. and VIVE Synergies Inc.

     o Reviewed Agreement between Varner Technologies, Inc. and STATS Inc. as outlined in letter dated March 26, 1996 from STATS Inc. to Varner Technologies, Inc.

     o Reviewed various press releases of competitors of Varner Technologies, Inc.

     o Reviewed documents and correspondence regarding Arbitration between Sports Team Analysis & Tracking Systems of Missouri, Inc. (STATS) and Varner Technologies, Inc.

     o Reviewed U.S. Corporation Income Tax Returns for Varner Technologies, Inc. for 1994, 1995, 1997, 1998; U.S. Income Tax Return for an S Company for Varner Technologies, Inc. for 1995; U.S. Corporation Short-Form Income Tax Return for Varner Technologies, Inc. for 1996; U.S. Partnership Return of Income for 1998 for Networking People with Technology, LLC.

     o Reviewed 1999 Summary Business Plan for Varner Technologies, Inc. and Executive Summary of Varner Technologies, Inc. - Mission Statement:
          Network People with Technology and projections (refer to Appendix 2).

     o    Reviewed Power Point Presentation, February 18, 1999.


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Valuation Report and Related Fairness Opinion: December 2, 1999
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     o    Analyzed  the  Company's  planned  targeted  market  and  its  related marketing plans thereto. This was facilitated through discussions with software and Internet Service Providers in the following interview order: America Online; Internet Direct, Sprint, Freei.Net; SuccessNet; Twisted Pair Networking, Access, Quick Connection; Active InterLink; UUNet; PSINet; American Internet Services; Apex Internet Services; AT&T Worldnet Service; Bridgadoon.com, Inc.; FlashNet; IBM; MCI; MSN; Mindspring; EarthLink; OSNet; Quest; and SpryNet, Inc.

     o Assessed market, financial and other information on the various industries and the their target market(s). This included conducting searches and reviewing various industry surveys, market studies, trade magazines and other publications.

     o    Investigated  the  Company's   relationships  with  its  existing  and
          proposed  principal   customers  to  the  extent  appropriate  in  the
          circumstances.

     o Certain current and historical public stock market and financial data on comparable publicly traded companies and other data with respect to past business transactions involving Internet Service Providers considered by Evans & Evans to be relevant.

     o The authors of the Report did not visit the Company's facility in Chesterfield, Missouri and are therefore unable to comment on the Company's physical operations and technical capabilities, other than management disclosure.


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Valuation Report and Related Fairness Opinion: December 2, 1999
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     Peppermill Capital Corporation

     o Reviewed the SEC filed form 10-SB and related materials contained within this documents.

     o Reviewed the February 28, 1999, September 30, 1998 and September 30, 1999 management-prepared financial statements of Peppermill.

     o Reviewed the articles of incorporation and the corporate charter and certificate of Peppermill.

     Conditions of the Report

     o Evans & Evans will rely on a letter of representation, to be obtained from management of Peppermill and VTI prior to issuance of the final form of the Report, wherein they confirm certain representations and warranties that they made to the authors of the Report, including a general representation that they have no information or knowledge of any material facts or information not specifically noted in this Report, which, in their view, would reasonably be expected to affect the valuation conclusions expressed herein.

     o All dollar amounts specified in the Report are expressed in U.S., unless noted. Where applicable, an exchange rate of $1.50 Canadian Dollars ("C") to $1.00 United States Dollar ("US") has been applied.

     o At the Valuation Date, Peppermill and VTI had no material contingent liabilities, unusual contractual obligations or substantial commitments other than in the ordinary course of business, and there was no material litigation


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          threatened  or pending  that would  affect the authors of the Report's conclusions, other than that disclosed to the authors of the Report.

     o At the Valuation Date, no specific special purchaser was identified that would pay a premium to purchase the Companies. Management of the Companies could not provide the authors of the Report with any formal written offers.

     o Key management of VTI will continue to be employed subsequent to the Proposed Transaction for a period not less than twenty-four months.

     o The draft Report may not be issued to any Canadian stock exchange or to any U.S. Stock Exchange or regulatory bodies. The draft Report may only be relied upon by the Companies. The Report may not be issued to any third parties, legal authorities, or other foreign stock exchanges, or other regulatory authorities, or Revenue Canada or the Internal Revenue Service, without the prior written approval of Evans & Evans. Nor can it be used or relied upon in any legal proceeding and/or court matter.

     o At the Valuation Date, unless otherwise noted in the Report, the fair market value of the Companies' assets and liabilities approximate their net carrying values.

     o The Companies' financial information, as provided by the Companies' representatives and management, is assumed to be accurate and complete. Evans & Evans has not verified the accuracy or completeness of this financial data.

     o Evans & Evans have assumed that the Companies and all of its related parties and their principals have no contingent liabilities, unusual contractual


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          arrangements,  or substantial commitments,  other than in the ordinary
          course  of  business,  nor  litigation  pending  or  threatened,   nor
          judgments rendered against, other than those disclosed by management and included in the Report that would affect our evaluation or comments.

     o Evans & Evans, Inc. makes no recommendations, either expressed or implied, as to the suitability of the companies described herein, or their securities, as investments.

     o Evans & Evans, Inc. has not verified the status of any of the Companies' potential legal affairs and/or matters and can, therefore, provide the reader no comfort or make any comments as to whether there are any off-balance sheet or contingencies, claims, possible claims, substantial commitments, or litigation pending or threatened against the Companies, and/or any of the Directors/Officers of the Companies.

     o The Valuation Report, and more specifically the assessments and views contained therein, is meant as independent review of the Companies as at October 31, 1999. The authors of the Report make no representations, conclusions, or assessments, expressed or implied, regarding the Companies or events after the date of the management-prepared financial statements, October 31, 1999. The information and assessment contained in the Report pertain only to the conditions prevailing at the time the Valuation Report was substantially completed in November of 1999.

     o The Companies have satisfactory title to all of their assets and there are no liens or encumbrances on such assets nor has any assets been pledged in any way. The Companies have complied with all government taxation and regulatory practices as well as all aspects of their contractual agreements that


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          would have an effect on the  Report,  and there are no other  material agreements entered into by the Companies that are not disclosed in the Report.

     o Evans & Evans has not carried out any audit procedures on historical expenditures or financial statements. Nor have the authors of the Report examined the financial accounts of the Companies. Accordingly, the authors of the Report's reliance on the historical financial information and the financial statements is based solely on the representations of management of the Companies.

     o This analysis and Report does not constitute in any manner a tax opinion. Evans & Evans has not carried out any audit procedures or otherwise attempted to independently verify the financial information as set out above. No other material information known by any parties that are related to the Companies has not been disclosed to Evans & Evans.

5.0- ASSUMPTIONS

     The following assumptions, limiting conditions and disclaimers apply to the
     Report:

     1. An audit of VTI's financial statements dated October 31, 1999, would not result in any material changes to the management-prepared financial statements as provided to the authors of the Report. An audit of Peppermill's financial statements dated September 30, 1999, would not result in any material changes to the management-prepared financial statements as provided to the authors of the Report. There is no material change in the financial conditions of Peppermill from September 30, 1999 to October 31, 1999.


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Valuation Report and Related Fairness Opinion: December 2, 1999
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     2.   The  preferred  shares of VTI don' t have an option to be converted to common shares and payment of such shares would be through a debt financing.

     3. Representations made by management of Peppermill and VTI as to the number of shares outstanding in the respective companies are assumed to be accurate.

     4. Mr. Varner has informed the authors of the Report he intends to transfer his 40% interest in NPWT to the Company in return for a nominal sum. This is to be completed prior to the closing of the Proposed Transaction.

     5. The loss carryovers within VTI would have no significant fair market value to a notional purchaser of the Company.

          The authors of the Report believe these assumptions to be reasonable and appropriate for the purposes of this valuation and our conclusion as to fairness.

6.0- DEFINITION OF FAIR MARKET VALUE

     In this Report, fair market value is defined as the highest price available in an open and unrestricted market between informed and prudent parties, acting at arm's length and under no compulsion to act, expressed in terms of money or money's worth.

     With respect to the market for the shares of a company viewed "en bloc" there are, in essence, as many "prices" for any business interest as there are purchasers and each purchaser for a particular "pool of assets", be it represented by overlying shares or the assets themselves, can likely pay a price unique to it because of its ability to utilize the assets in a manner peculiar to it. In any open market transaction, a purchaser will review a potential acquisition in relation to what


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     economies of scale (e.g., reduced or eliminated competition, ensured source of material supply or sales, cost savings arising on business combinations following acquisitions, and so on), or "synergies" that may result from such an acquisition.

     Theoretically, each corporate purchaser can be presumed to be able to enjoy such economies of scale in differing degrees and therefore each purchaser could pay a different price for a particular pool of assets than can each other purchaser.

     Based on our experience, it is only in negotiations with such a special purchaser that potential synergies can be quantified and even then, the purchaser is generally in a better position to quantify the value of any special benefits than is the vendor. Accordingly, we have not reflected any special purchaser considerations in our assessment of fair market value.

     The shares of the Companies have been valued en bloc.

7.0- VARNER TECHNOLOGIES, INC.

7.1  Company Background and Business

     VTI is an Internet service provider ("ISP") offering a range of Internet access services to organizations and individuals by means of the Company's developing computer network. The Company's focus is on the so-called
     "dial-up" (i.e., individual) market. VTI's goal has been to create a reliable, high speed and low-cost network allowing local access to the Internet across the United States. In addition to the Internet access services, the Company also offers prepaid phone cards.

     VTI was established for the purpose of providing low- and fixed-cost access for individuals and organizations to the Internet. The Company offers unlimited


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Peppermill Capital Corporation                                           Page 17
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     Internet  access for  US$9.95  per month,  which must be paid for yearly in advance. The Company charges a $30 setup fee for Local Access Service and a $60 setup fee for 800 Nationwide Access Service.

     A critical success factor for any ISP, as noted to the authors of the Report by a number of industry participants, is an ISP's ability to expand and maintain local access capabilities. It is very important that ISPs provide subscribers local access (i.e., local, not long-distance, telephone calls). Within the ISP market this capability is referred to as points of presence ("POPs"). VTI currently has 3,400 points of presence ("POPs") in North America. The Company owns twelve POPs and has entered into agreements with other ISPs for access to the remaining POPs. The Company's individual and corporate subscriber base consists of approximately --- subscribers as of October 31, 1999 (awaiting info from management).

     The Company licenses the right to market VTI products and services to NPWT. NPWT then enters into agreements with Independent Representatives who market the Company's products and services. VTI currently has over 5,000 Independent Representatives ("IRs"). Accordingly, all revenue is generated in NPWT and paid out to VTI as a royalty. The diagram below outlines the Company's structure:



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                            -------------------------
                            Varner Technologies, Inc.

                            -------------------------
                                         |       |           -------------------
                                         |       |           Licenses right to
                                 -----   |       |           use VTI name and
                                  60%    |       |---------- sell VTI products
                                 -----   |       |           and services in
                                         |       |           return for royalty
                                         |       |           payment.
                                         |       |           -------------------
                                         |       |

                     --------------------------------------
                     Networking People With Technology, LLC


                     --------------------------------------
                                        |
                                        |
                                        |
                                        |
                                        |
                           ---------------------------
                           Independent Representatives

                           ---------------------------
                                        |
                                        |
                                        |
                                    ---------
                                    End Users

                                    ---------

     In addition to Internet access the Company offers low cost long distance rates through the use of prepaid calling cards, prepaid computer usage cards, and computer hardware.

     Further the Company has agreements in place to provide Voice over the Internet technology, and prepaid cellular phone cards.

7.2  Products and Services

     The Company's goal with the Internet via the service it calls Income Online are: (1) to provide the largest Internet network available through consolidation of ISPs; (2) to develop nationwide high-speed access; (3) to provide voice over the Internet; (4) to standardize protocols for commerce and telecommunications; (5) to allow consumers to earn income through the Internet at their home (virtual employment); (6) to customize information via phone, personal computer and


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Valuation Report and Related Fairness Opinion: December 2, 1999
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     home network  computer;  and (7) to provide  multiple  interfaces  to allow consumers and business to access the Internet.

     One of VTI's main products is Income Online, which has been developed based on the assumption that individuals will be able to make money at home using Web sites of the future. Management of VTI believes that the advertising community will, over the medium- to long-term compensate consumers to come to a given site in the Internet thus allowing the consumer to make Income Online.

     VTI has two principal services available:

     1.   Nationwide 800 Internet Access:

          Internet access from any city or rural area without the cost of long distance charges. With the 800 basic package a subscriber receives their first 30 hours of Internet access for free.

     2.   Expanded Nationwide 800 Internet Access:

          Same features as above package but includes the first 60 hours of Internet access for free.

     3.   Local Nationwide Internet Access:

          VTI has organized over 3,400 locations all across the country.

     In addition to operating as an ISP, VTI offers a wide variety of pre-paid calling card options. VTI Pre-Paid calling cards range in prices from 12 to 15 cents per minute for domestic calls.

     The Company operates as an ISP providing low cost local service in major metropolitan areas. Internet installation disks are distributed by IRs for ease of subscription. The Company offers high speed Internet access through 128K and ISDN links.


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     The Company plans to launch the following products and services upon recent of additional funding:

     o Voice over Internet converting the ISP to an Internet Local Exchange Carrier making it possible to make long distance calls over the Internet with only a connection fee and no cost per minute.

     o    Asymmetrical Digital Subscriber Line ("ADSL") Internet access.

     o 800 Internet to allow penetration of rural communities and expand market share.

     o Computer Pal support center to aid the growing number of PC users in obtaining the advice of hardware, software, and Internet technicians and experts through the use of a prepaid service plan.

     o Internet Emergency Backup Service allowing systems to backup computers anywhere on the Internet.

     o E-Commerce and Account Processing Service will be used to market services and products.

     o Distribution of products over the Internet including Banking Services, Prepaid Telephone Services, Voice X-Net, Computer Hardware/Software, High Speed 2000, and Internet Service.

     o Lay-It-Away permitting customers to purchase a product for the future and pay for it over a period of time with an identified delivery date.

     o    2nd Trade  providing  a conduit  for  matching  buyers and  sellers of
          business   interests.

     o E-Commerce to generate revenues through transactions across the Internet for proprietary products.

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Valuation Report and Related Fairness Opinion: December 2, 1999
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7.3  Management and Organization

     Executive Committee:

     VTI is guided by an Executive committee consisting of Clayton W. Varner, CEO & President; B. Ray Heflin, Chief Operating Officer; Tjody Varner, President, Sales and Marketing; and Jessica Varner, Vice President, Rep Relations.

     Chief Executive Officer - Clayton W. Varner is responsible for the overall design, management and direction of VTI. He has 20 years of experience in the areas of computer technology, Information Services, and the development and management of an Information System for a start-up network marketing business, Reliv International, which grew to be a public company with sales of $50 million a year. Mr. Varner is educated in Business Administration and Computer Science.

     Chief Operating Officer - B. Ray Heflin is responsible for the Information Systems and Operation's functions of the Company. He has 25 years experience in executive management and retail business operations and is an experienced consultant to small and medium sized retail, manufacturing, and technology businesses. Mr. Heflin held executive positions at Federated
     Department  Stores  and  Dillard  Department  Stores.  He  has  a  BSEE  in
     Electrical Engineering from University of Arkansas, BSBA in Management (Magna Cum Laude) and MBA in Management from Columbia State University.

     Executive Vice-President - Robert W. Rapp has 12 years experience in capitalization of and investment in start-up companies. He has experience in real estate development and in the management and operations of insurance agencies. He was Senior Vice-President and Director of American Life Investors, a holding company previously a minority owner of Reliv International


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     Management & Operations:

     President, Sales and Marketing - Tjody Varner is responsible for marketing and sales. She has 20 years of experience in sales and marketing and has held accounting positions with Milnot Company and Prairie Farms Dairy. Ms. Varner has owned and operated a sales and marketing firm. In 1997, Ms. Varner became one of the first IRs with VTI.

     Vice-President of Rep Relations - Jessica Varner is responsible for the nationwide communications with the independent marketing representatives. She assists in the training of representatives and is responsible for providing information on the conduct of their business, distributing informational mailings, handling commission processing, and coordinating Teleconferences and National Leadership Conferences. She has previously held positions in retail sales and operations. Ms. Varner is in the process of receiving an education in the area of communications and public relations from Maryville University.

     Board of Directors:

     Each of the members of the Executive Committee hold seats on the Board of Directors. The remaining Directors, Robert Rapp, John Snow, Fred Jarosz,


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Valuation Report and Related Fairness Opinion: December 2, 1999
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     Marvin  Solomonson,  Bryan  Thomas,  and Jim  Cragg  average  20  years  of
     experience  in  start-up   companies,   network   marketing,   finance  and
     technology.

7.4  Market and Competition

     Internet Use and Technology Trends

     In February of 1999, International Data Corporation ("IDC") of Framingham, Massachusetts released a report entitled "IDC Predictions '99: The "Real" Internet Emerges". Excerpts from the report are outlined below.

          o    The number of Internet users will increase 28%, to 147 million.

          o    Internet commerce will more than double, to US$69 billion.

          o    Small businesses will take off as a key online business community

          o Personalization / customization will be the "ante" for successful Internet sites.

     The Computer Almanac Industry estimated in April of 1999 that at the end of 1998 there were 364.4 million personal computers in use globally. The report also ranked the top fifteen personal computer markets around the world. The U.S. topped the list with 129 million personal computers in use, followed by Japan, Germany, the UK and France.

     Determining how many users are connected to the Internet is still an inexact science, and experts and those who constantly monitor the markets differ with respect to exact numbers. According to Internet surveys by NUA Ltd. ("NUA") of New York, New York and Dublin, Ireland, the vast majority of Internet users are located in North America, with over 179 million currently connected to the Internet worldwide. Approximately two-thirds of Internet users and hosts reside in Canada and the U.S. Nielsen/Net Ratings estimates that in June 1999, 105



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     million people in the US were online, up 3.2% from May at 101.0 million and
     April at 95.8 million.

============================
     Millions of Users
----------------------------
 Africa               1.14
----------------------------
 Asia/Pacific        26.97
----------------------------
 Europe              42.69
----------------------------
 Middle East          0.88
----------------------------
 Canada/USA         102.03
----------------------------
 Latin America        5.29
----------------------------
 World Total        179.00
----------------------------
   Source: NUA Internet
     Surveys: How Many
     Online? June 1999
============================


     Analysts project that worldwide usage will increase as PC penetration increases outside North America, new telecommunications infrastructures are developed, and increased bandwidth technology is introduced.

     According to a January 1999 study released by InfoBeads, a subsidiary of Ziff-Davis Inc., there were over 67.5 million personal computers connected to the Internet in the U.S., a 50% increase over January 1998. IntelliQuest Research recently reported that average time spent per month online is up an hour, from 6.0 to 7.0, over last year. Home viewing ran at 206.5 pages per month in 1998 and 293.1 in 1999. The average home user is spending five hours a month online at home. IntelliQuest Research also noted that an additional 41 million people plan to go online at some point in the future
     - 17.2 million within the next year. IntelliQuest Research reports that users are spending more time online, averaging 12.1 hours per week (i.e., at home and work), as compared to 10.9 hours per week a year ago.

     IntelliQuest Research also noted that there is an increase in online shopping and purchasing activity, with 56 million people, or nearly 70% of the online population, shopping online in the last three months. At the same time, 23.5 million, or 28% of the population, reported that they actually made a purchase online in the past three months.

     Although the number of Web users is increasing in many foreign countries, Internet commerce is currently U.S.-centric. In 1998, 56% of Web users resided


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Valuation Report and Related Fairness Opinion: December 2, 1999
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     outside the United States;  however,  non-U.S.  Internet commerce accounted for only 26% of worldwide spending. By 2003, IDC estimates 65% of Web users will be international, and non-U.S. countries will account for just less than half of worldwide Internet commerce.

     According to eStats, a division of eland, Inc. of New York, New York half of U.S. households currently own a PC and one-third (33%) have access to online services, according to Odyssey Research of San Francisco. There are 58 million online adults in 1999, out of which 23 million are 18 - 34 years old, 25.2 million are 35 - 54 and 9.8 million are seniors aged 55+.

Millions of Online Adults, By Age Group
100 MILLION

  [THE FOLLOWING TABLE WAS REPRSENTED AS A BAR CHART IN THE PRINTED MATERIAL]


                                  100 MILLIONS

                     Number
                    Online %           Total

Age 18-34             23.0             64.0


Age 35-50             25.2             80.6

Age 55+                9.8             58.0


     Internet Service Provider Market

     According to a recent article from the online news source InternetNews.com entitled "ISPs Threatened by Cable Access Encroachment" the international technologies research firm Arthur D. Little Inc. ("ADL") reported in November that there is a growing preference in the U.S for cable access for those subscribers desiring high speed Internet access.

     ADL reports that in the U.S. consumers favor cable modem Internet access by a

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     2:1 margin over  Digital  Subscriber  Line  ("DSL")  services.  ADL further reports that cable access providers report that more than one million cable modems have been installed in U.S. homes to date.

     Cable modem access may be a small fraction of the 38 million households currently utilizing online services, but the ADL study found that up to 28 percent of U.S. households would subscribe to a cable access provider and pay $40 a month for the service. As much as 43 percent of these households would drop their current dial-up ISP, rather than pay $10 extra to be able to continue to use their ISP's e-mail service, chat, and other features in addition to cable access. According to the report, 21 percent of the same households would pay the extra fee to connect through both their cable and dial-up access providers. As much as 25 percent of those surveyed, said they would postpone adoption of the cable modem service in order to wait for their ISP to offer a comparable high-speed Internet access solution.

     Peter D. Shapiro, ADL's communications practice principal, noted the following: "America Online Inc. and other dial-up ISPs are vulnerable. This is a major reason they are campaigning around the country and in Washington to win direct access to cable modem users," Shapiro said. "There are good business reasons for both AOL and cable companies to resolve their differences now. AOL faces a steady erosion of their subscriber base as this process goes forward. On the cable side, they need to build their infrastructure to be the network of choice."

     Gartner Group's Dataquest unit and Frost & Sullivan of New York, New York report that while ISP subscription fees from US households are currently estimated at a rate of $7 billion per year, as the Internet continues to evolve, ISPs must examine other revenue-generating opportunities to remain competitive.

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     Dataquest reports on two emerging trends in the ISP marketplace:


     1. "A serious issue for ISPs to consider is the rapid decline in the growth at which new households will become subscribers," said Dr. Harry Hoyle, vice president for Dataquest's e-Home: Telecom and Online Services US program. "This alone will result in the lower growth rate of consumer expenditure on home PC-based Internet access from 39 percent annually from 1996 to the middle of 1999, to a projected 8 percent annual growth through 2001."

     2. The expanding "free-to-user" mentality. Dataquest analysts said more US consumers will expect free Internet access in the future. "Free Internet access at conventional modem speeds is already offered by e-mail only services, as well as some smaller ISPs," Hoyle said. "While it's unlikely that US households will migrate en masse to free access providers, the growth in households with free Internet access will accelerate due to the intense competition for the remaining new subscribers and the need to retain existing subscribers."

     The trend towards free Internet access is currently more prevalent in Europe than in the United States. In Europe, ISPs have focused on reducing customer acquisition costs in an effort to drive down Internet subscriber fees.

     In many instances, ISPs are forming relationships with brick-and-mortar brands such as banks and retailers through outsourcing agreements or co-branding. "These new relationships offer established brick-and-mortar retailers an opportunity to quickly launch a presence on the Internet," says Dr. Harry Hoyle, a Dataquest Vice President. "Conversely, it offers ISPs a way of enriching their sites to attract more transaction income that will replace the revenue lost from Internet access subscriptions."


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     In a report entitled "US Internet Value Added Services  Market",  Frost and
     Sullivan noted that ISPs and Web hosting firms must distinguish themselves from the 4,000 competitors in the marketplace in order to succeed. "It is not enough any more just to offer Internet access," said Frost & Sullivan analyst Generosa Litton. "Services such as Web hosting and application hosting are both key value-added services that enable a firm to stand out in a 'noisy' market."

     Frost & Sullivan reports that Internet value-added services generated $1.47 billion in 1998, a 316 percent increase over 1997. The report also found the value-added services market to be poised for tremendous growth, led by the increasing use of the Internet as a marketing and distribution tool, the need for management and support services, and new technologies.

     According to a recent report from International Data Corp. ("IDC") of Framingham, Massachusetts, the US ISP market will continue to grow through the year 2003. The report, entitled "Internet Service Provider Market Review and Forecast, 1998-2003," projects that s that the US ISP market will generate almost $4.5 billion-worth of extra revenue annually over the next three years.

     However, IDC projects that a significant portion of this growth will be realized by market leaders, which IDC identifies as America Online, Inc. ("AOL") and MCI WorldCom. IDC predicts revenues in the US ISP market will increase 41% from $10.7 billion in 1998 to $15.1 billion in 1999.According to IDC, revenues will increase at a compound annual growth rate of 28 percent through 2003 to $37.4 billion, making the ISP market the fastest-growing telecommunications market ever.

     IDC's report splits the ISP market into four market segments: corporate access, individual access, wholesale, and value-added services. In 1998 the individual access segment was the largest, with $4.7 billion in revenues. According to Mark


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Valuation Report and Related Fairness Opinion: December 2, 1999
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     Winther,  IDC's Group Vice President of Worldwide  Telecommunications,  the
     individual market looks set to maintain its position as the largest segment until 2003, when value-added services will become the largest segment. According to the report, AOL owns the largest share of the overall market, with 23% and MCI WorldCom is second, with 17%.

     IDC is also projecting competition to increase in the market. Mr. Winther was quoted as saying "Access will become a commodity and vendors will have limited opportunity to differentiate or compete other than on cost. To maintain growth and competitiveness into the first decade of the 21st century, ISPs will have to invest in value-added services,". According to Winther, the key growth drivers in the near term are a mix of new customers and existing customers' expanded spending.

     Competition

     Current estimates of the ISP market in the U.S. place the number of ISPs at over 4,000. Many of these are small local or regional ISPs that offer dial up services only for a small regional area. However, the growth in the Internet usage rates and the cost associated with developing a network have also resulted in a number of large, national ISPs. Outlined below is a small sample of some of the direct competitors to the Company.

     America Online, Inc. ("AOL") of Dulles, Virginia

     Founded in 1985, America Online, Inc. (NYSE: AOL) operates two worldwide Internet online services -- AOL Interactive Services and CompuServe Interactive Services and several Internet brands including ICQ, AOL Instant Messenger and Digital City, Inc.; the Netscape Netcenter and AOL.COM portals; and the Netscape Navigator and Communicator browsers; and AOL MovieFone, the nation's largest movie listing guide and ticketing service. AOL is the single


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     largest ISP in the U.S. with more than 19 million subscribers.  In 1998 AOL acquired CompuServe (now subsidiary CompuServe Interactive Services), which has 2 million subscribers. In 1999, AOL purchased Netscape Communications and its a Navigator Web browser and the Netcenter Internet portal.

     Through its strategic alliance with Sun Microsystems, the AOL develops and offers businesses wishing to become e-businesses easy-to-deploy, end-to-end e-commerce and enterprise solutions under the alliance iPlanet brand.

     The Interactive Services Group operates the AOL and CompuServe services and their related brand and product extensions; Netscape Netcenter; and the Netscape Navigator and Communicator browsers. This group also includes broadband development, AOL Devices like AOL-TV, and Integrity Assurance.

     The Interactive Properties Group's mission is to continue to seek out opportunities to build or acquire branded properties that operate across multiple services or platforms. It oversees ICQ, Digital City, and AOL MovieFone.

     The Netscape Enterprise Group serves Netscape's enterprise customers and contributes to AOL's part of the alliance with Sun Microsystems.

     AOL Interactive Services offers 19 channels covering everything from news to finance to entertainment and more that give AOL members a variety of popular content and features, products, e-mail, chat, Buddy ListTM, and Instant MessageTM features, along with fully integrated Internet access.

     AOL's pricing plan is outlined below:

     o $21.95 per month standard plan providing access to AOL and the Internet, without hourly fees.*


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Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 31
--------------------------------------------------------------------------------

          o $19.95 per month ($239.40 1 year prepaid subscription) providing access to AOL and the Internet, without hourly fees, for members who pay in advance for 1 year.*

          o $9.95 per month "bring-your-own-access " plan providing unlimited access to thousands of unique AOL features*, including access to the Internet, for individuals who already have an Internet connection or access through the work or school environment.

          o $4.95 per month light usage plan providing 3 hours of AOL, including the Internet, with additional time priced at just $2.50 per hour*.

          o $9.95 per month limited usage plan providing 5 hours of AOL, including the Internet, with additional time priced at just $2.95 per hour*.

     * Pricing plans do not include premium services, which carry additional charges.

     PSINet, Inc. ("PSINet") of Herndon, Virginia

     PSINet offers a variety of access services, Web-site design and hosting, electronic commerce, and security programs. PSINet has offices in 11 countries and serves 60,000 corporate customers. PSINet refers to itself as an Internet Super Carrier offering global e-Commerce infrastructure and a full suite of retail and wholesale Internet services through wholly-owned PSINet subsidiaries. Services are provided on PSINet-owned and operated fiber, satellite, Web hosting and switching facilities providing direct access in more than 800 metropolitan areas in 22 countries on five continents. PSINet is no longer an Internet service provider (ISP) for individual consumers, but it does allow other consumer-based ISPs to use its networks for a fee.

     PSINet reported it had more than 530 points of presence (POPs) around the world serving primary markets in Belgium, Brazil, Canada, France, Germany, Hong Kong, Italy, Japan, Mexico, the Netherlands, Republic of Korea, Switzerland, the United Kingdom and the United States.


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                               EVANS & EVANS, INC.
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Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 32
--------------------------------------------------------------------------------

     PSINet's Internet access services includes electronic mail, Internet voice and fax, and other productivity tools for businesses. PSINet also offers an exclusive range of productivity tools for modern business, live audio-video. Business customers are also offered PSINet's hosting, collocation, and design services, e-commerce and virtual storefront solutions.

     For the third quarter of 1999, PSINet revenues of $140.6 million with a net loss of $87.7 million. The Company reports its global customer base has grown to approximately 80,000 business accounts and over 1.2 million carrier customers.

     MindSpring Enterprise, Inc. ("MindSpring") of Atlanta, Georgia

     MindSpring has more than one million subscribers throughout the US, rivaling EarthLink for the #4 spot behind AOL (17 million accounts), the Microsoft Network, and AT&T WorldNet. Dial-up Internet access offerings account for nearly 85% of MindSpring's sales. MindSpring also provides Web hosting (45,000 accounts) and dedicated access lines for business customers.

     On September 23, MindSpring and EarthLink Network, Inc. announced plans to merge in a transaction that will create the second largest Internet Service provider in the U.S. The transaction is expected to close in first quarter of 2000.

     In the third quarter of 1999 MindSpring released a new Internet Software package, MindSpring 4.0, designed to appeal to a broader customer base of "switchers" and first-time Internet users. In September of 1999, MindSpring launched the company's first TV advertising campaign, "You'd be Happier Using MindSpring," in 12 markets nationwide. A recent J. D. Power and Associates 1999 National ISP Online Residential Customer Satisfaction study ranked MindSpring number one in overall customer satisfaction among the largest National Internet Service Providers. MindSpring's services include:


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Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 33
--------------------------------------------------------------------------------

     o  Space for personal web pages               o  The "Spaminator" tool to reduce junk email
     o  MindSpring Internet Software               o  56k access in most areas
     o  Access to over 20,000 newsgroups           o  Internet chat access
     o  No risk, 30-day money back guarantee

     MindSpring's pricing policy is outlined below:

      ========================================================================
                            The Works     Unlimited     Standard     Light
      ========================================================================
      Monthly Cost            $26.95       $19.95        $14.95      $6.95

      ========================================================================
      Access/month            unlimited    unlimited     20 hours    5 hours

      ========================================================================
      Extra Hours             n/a          n/a           $1/hr       $2/hr
      ========================================================================
      Web space               10MB         5MB           5MB         5MB
      ========================================================================
      Extra Web space         $4.95/ea.    $4.95/ea.     $4.95/ea.   $4.95/ea.
      ========================================================================
      Bandwidth               450MB        225MB         225MB       225MB
      ========================================================================
      Mailboxes               5            3             1           1
      ========================================================================
      Extra Mailboxes         $5.00/ea     $5.00/ea      $5.00/ea    $5.00/ea
      ========================================================================

     For the third quarter ended September 30, 1999, MindSpring reported income of $3,380,000 on revenues of $88,179,000. MindSpring had approximately 1,297,000 customers at the end of the third quarter of 1999, up from 1,228,000 at the end of the prior quarter and 455,000 at the end of the third quarter 1998. Included in the total are approximately 61,000 Web Hosting customers, and approximately 3,000 dedicated Internet access accounts.

     The merger of Mindspring and Earthlink Network, Inc. will create an ISP with the following characteristics:

     o    An  estimated   combined  member  base  of   approximately  3  million
          subscribers

     o    Initial projected marketing expenditure of $80 million per quarter

     o 90,000 member Web hosting accounts and a full range of related products and services

     o Nearly 4,000 employees in Atlanta; Dallas; Phoenix; Harrisburg, PA; Pasadena, Sacramento and San Jose, CA; and Seattle, WA

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Valuation Report and Related Fairness Opinion: December 2, 1999
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     o    A strong history of award-winning service and customer support. A 1999
          JD Power and Associates study ranked MindSpring and EarthLink numbers one and two, respectively, in overall customer satisfaction among the largest National Internet Service Providers.

     EarthLink Network, Inc. ("ENI") of Pasadena, California

     Founded in July of 1994, ENI now has more than 1.5 million customers throughout the US and Canada. ENI's services include Internet access, high speed access, web site hosting, e-commerce, personal web pages, and a variety of value added services for both individual consumers and business clients. ENI's pricing policy is outlined below:

     o    TotalAccess USA: $19.95 per month for unlimited access to the Internet

     o TotalAccess 800: TotalAccess 800 provides toll-free 800 access to the Internet from anywhere in the continental United States. $24.95 per month for five free hours $4.95 for each additional hour.

     In July of 1999 ENI entered into an agreement with UUNET, a subsidiary of MCI WorldCom, Inc. of Clinton, Missouri team up to offer the nationwide consumer DSL access, to begin rollout in late 1999.

     As noted above, ENI has entered into a merger agreement with MindSpring to be completed in the first quarter of 2000.

     FlashNet Communications, Inc. ("FlashNet") of Fort Worth, Texas

     FlashNet provides Internet access to approximately 244,000 customers through more than 697 POPs in more than 450 cities across the US. FlashNet's services include Web access, e-mail, newsgroup access, and Web pages. FlashNet offers its 2,900 small and medium-sized business clients high-speed dedicated and


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Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 35
--------------------------------------------------------------------------------



     broadband access, Web hosting, and e-commerce opportunities. It plans to add long-distance access and advanced data services.

     FlashNet was founded in 1995 with two POPs; one in Dallas (Irving), the other in Fort Worth, Texas. As growth in the ISP industry began, FlashNet looked to expand its operations by implementing three more POPs in major markets. By early January 1996, FlashNet was serving Tucson, Little Rock, and Albuquerque. By December 1996, FlashNet had grown to over 50,000 customers.

     FlashNet serves individual and small business customers with unlimited use, flat rate pricing and a full range of Internet services. FlashNet's pricing plan is outlined below:

     ---------------------------------------------------------------------------
                Plan Name            Monthly         Semi-Annual     Annual
                                      Price             Price        Price
     ---------------------------------------------------------------------------
     Flashchoice Standard            $17.95              $99.95      $169.95
                                                                     $129.95
                                                                     $149.95
     ---------------------------------------------------------------------------
                                                                     $189.95
     Flashchoice Preferred                                           $149.95
                                     $19.95              $109.95     $169.95
     ---------------------------------------------------------------------------
     Flashchoice Daytime             $6.95

     ---------------------------------------------------------------------------
     CleanNet Package                $19.95

     ---------------------------------------------------------------------------

     For the third quarter ended September 30, 1999, the company reported revenues of $12.6 On November 8th, 1999, FlashNet entered into a definitive agreement to merge with Prodigy Communications Corporation ("Prodigy") of White Plains, New York (NASDAQ: PRGY). Prodigy has a member base of approximately 1.5 million subscribers. Under the terms of the merger agreement, Prodigy will issue 0.35 shares of Prodigy common stock for each share of FlashNet common stock outstanding on the closing date of the transaction. Based on the number of



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


Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation
--------------------------------------------------------------------------------


     shares of FlashNet and Prodigy  currently  outstanding,  Prodigy will issue
     approximately  4,990,000  shares  to  complete  the  merger,   representing
     approximately 7% of Prodigy's then outstanding shares.

7.5  Marketing Plan

     The Company plans to increase the number of subscribers for its Internet service through the acquisition of independent ISPs across the United States and through its network of independent representatives.

     The Company does not restrict marketing regions or geographical territories for its IRs. The Company provides IRs with ongoing training and management support services.

     All of the Company's marketing efforts are undertaken by the system of IRs which are compensated as outlined below:

         -------------------------------------------------------------------------------------------------------------
         Title                                    Requirement               Commission
         -------------------------------------------------------------------------------------------------------------
         Independent                              o Sign IR                 o Purchase prepaid cards at 15%
         Representative (IR)                        agreement                 discount
                                                  o Enroll for VTI          o Eligible for first-line
         Independent                                Management                generation royalty of 5% on sponsored IR
         Representative enrolled in                 Services Program        o Quick Start Bonus ("QSB") is paid
         Management Services Program (WR)           (Optional)                to first up-line sponsor
         -------------------------------------------------------------------------------------------------------------
         Managing                                 o 20 Qualifying           o Purchase pre-paid cards at 20%
         Directors (MD)                             Points* ("QP")            discount
                                                  o 6 new WRs or 3          o Eligible for 9 levels of
                                                    New WRs and               generation royalties (max. 15%)
                                                    becomes a local         o Management Bonus ("MB") and QSB
                                                    trainer                   is paid to first up-line MD and first
                                                  o Must maintain             up-line sponsor
                                                    a total of 20 QPs
         -------------------------------------------------------------------------------------------------------------
         Regional Manager (RM)                    o 10 new QPs                Purchase pre-paid cards at 20%


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                               EVANS & EVANS, INC.
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Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 37
--------------------------------------------------------------------------------

         -------------------------------------------------------------------------------------------------------------
         Title                                    Requirement               Commission
         -------------------------------------------------------------------------------------------------------------
                                                  o 12 new WRs or             discount
                                                    6 New WRs and           o Eligible for 9 levels of
                                                    becomes a national        generation royalties (max. 15%)
                                                    trainer                 o MB and QSB are paid to first
                                                  o Must maintain             up-line MD and first up-line sponsor
                                                    a total of 30 QPs
         -------------------------------------------------------------------------------------------------------------
         Executive                                o 5 RMs                   o Purchase pre-paid cards at 30%
         Manager (EM)                               established for           discount
                                                    120 days who have       o Eligible for 9 levels of
                                                    completed the             generation royalties (max. 25%)
                                                    requirements for RM     o MB and QSB are paid to first
                                                  o Must maintain             up-line EM and first up-line sponsor
                                                    a total of 100 QPs
         -------------------------------------------------------------------------------------------------------------
         Entrepreneur Level                       o 2 EMs                   o Purchase pre-paid cards at 35%
         Representative (ELR)                       established for           discount
                                                    120 days                o Eligible for 9 levels of
                                                  o Must maintain             royalties plus an additional 5% on
                                                    a total of 340QPs         9th level (max. 10%)
                                                                            o Eligible for 2-year auto lease
         -------------------------------------------------------------------------------------------------------------
         Presidential Director Level              o 3 ELRs                  o Purchase pre-paid cards at 40%
         Representative (PDLR)                    o Must maintain             discount
                                                    a total of 1,000        o Eligible for 9 levels of
                                                    QPs                       royalties plus an additional 5% on
                                                                              9th level (max. 10%)
                                                                            o Eligible for 3-year auto lease
         -------------------------------------------------------------------------------------------------------------

          *Each of the Company's products and services has an associated number of Qualifying Points as determined by management of the Company.



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                               EVANS & EVANS, INC.
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


Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 38
--------------------------------------------------------------------------------

8.0- REVIEW OF FINANCIAL PLAN -- VARNER TECHNOLOGIES, INC.

8.1  Financial Position

     The current and historical financial position of VTI is outlined in the table below:

                            Varner Technologies, Inc.

                                  Total Assets

-----------------------------------------------------------------------------------------------------------
                                    October 31,     % of       December 31,  % of      December 31,    % of
                                       1999        Assets         1998      Assets        1997       Assets
-----------------------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------------------
Current Assets
-----------------------------------------------------------------------------------------------------------
Cash and Cash Equivalents             388,772      39.0           65,940    15.5           83,442     17.7
-----------------------------------------------------------------------------------------------------------
Notes Receivable                            0       0.0                0     0.0                0      0.0
-----------------------------------------------------------------------------------------------------------
Inventory                              35,605       3.6           70,811    16.6           83,930     17.8
-----------------------------------------------------------------------------------------------------------
Prepaid Expenses                       78,615       7.9            5,260     1.2            1,888      0.4
-----------------------------------------------------------------------------------------------------------
Accounts Receivable                    75,097       7.5           24,971     5.9                0      0.0
-----------------------------------------------------------------------------------------------------------
Accounts Receivable -
Stockholders                                0       0.0           36,556     8.6           31,556      6.7
                                      -------     -----          -------   -----          -------    -----
-----------------------------------------------------------------------------------------------------------
                                      578,089      58.0          203,538    47.8          200,816     42.6
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Net Property and Equipment            164,852      16.6          213,038    50.0          258,158     54.8
-----------------------------------------------------------------------------------------------------------
Incorporation Costs,                   95,620       9.6            5,592     1.3            8,400      1.8
-----------------------------------------------------------------------------------------------------------
Notes Receivable -
Shareholders                          157,481      15.8                0     0.0                0      0.0
-----------------------------------------------------------------------------------------------------------
Security Deposits                           0       0.0            3,587     0.8            3,587      0.8
                                      -------     -----          -------   -----          -------    -----
-----------------------------------------------------------------------------------------------------------
                                      417,953      42.0          222,217    52.2          270,145     57.4
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Total Assets                          996,042     100.0          425,755   100.0          470,961    100.0
-----------------------------------------------------------------------------------------------------------


8.2  Operating History


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                               EVANS & EVANS, INC.
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Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 39
--------------------------------------------------------------------------------


         The historical results of VTI are outlined in the table below:

                            Varner Technologies, Inc.
                                Income Statement

-------------------------------------------------------------------------------------------------------------------
                                   10 Months Ended               Year Ended                Year Ended
                                     October 31,      % Of      December 31,      % Of     December 31,      % Of
                                        1999        Revenue         1998         Revenue       1997        Revenue
-------------------------------------------------------------------------------------------------------------------
Revenues
-------------------------------------------------------------------------------------------------------------------
Sales                                 1,803,952       100.0      1,551,621        100.0        380,424       100.0
-------------------------------------------------------------------------------------------------------------------
Cost Of Goods Sold                      932,817        51.7      1,479,374         95.3        530,807       139.5
                                      ---------        ----      ---------        -----      ---------       -----
-------------------------------------------------------------------------------------------------------------------
Gross Profit (Loss)                     871,135        48.3         72,247          4.7       -150,383       -39.5
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Operating Expenses:
-------------------------------------------------------------------------------------------------------------------
Commissions                           1,015,421        56.3        799,762         51.5        223,194        58.7
-------------------------------------------------------------------------------------------------------------------
Salaries                                211,209        11.7        193,717         12.5        214,422        56.4
-------------------------------------------------------------------------------------------------------------------
Payroll Taxes                            15,071         0.8         17,163          1.1         19,644         5.2
-------------------------------------------------------------------------------------------------------------------
Contract Labor                          222,476        12.3         68,785          4.4         69,588        18.3
-------------------------------------------------------------------------------------------------------------------
Advertising                                   0         0.0              0          0.0         51,652        13.6
-------------------------------------------------------------------------------------------------------------------
Professional Fees                             0         0.0         24,379          1.6         20,936         5.5
-------------------------------------------------------------------------------------------------------------------
Depreciation & Amortization              80,500         4.5        119,833          7.7        115,702        30.4
-------------------------------------------------------------------------------------------------------------------
Entertainment                             1,545         0.1          3,603          0.2          4,397         1.2
-------------------------------------------------------------------------------------------------------------------
Travel                                   62,050         3.4         45,829          3.0         31,362         8.2
-------------------------------------------------------------------------------------------------------------------
Bank And C/C Charges                     39,648         2.2          2,041          0.1            359         0.1
-------------------------------------------------------------------------------------------------------------------
Office Supplies                          10,656         0.6         14,420          0.9         13,824         3.6
-------------------------------------------------------------------------------------------------------------------
Telephone                                24,083         1.3         21,819          1.4         21,544         5.7
-------------------------------------------------------------------------------------------------------------------
Operating Supplies                        4,421         0.2          2,249          0.1          5,370         1.4
-------------------------------------------------------------------------------------------------------------------
Repairs And Maintenance                   3,054         0.2          3,225          0.2            908         0.2
-------------------------------------------------------------------------------------------------------------------
Insurance                                10,768         0.6         17,897          1.2         18,944         5.0
-------------------------------------------------------------------------------------------------------------------
Outside Service                             144         0.0          8,522          0.5         24,397         6.4
-------------------------------------------------------------------------------------------------------------------
Rent                                     58,573         3.2         25,895          1.7         24,647         6.5
-------------------------------------------------------------------------------------------------------------------
Promotional                              19,973         1.1         12,397          0.8         30,402         8.0
-------------------------------------------------------------------------------------------------------------------
Trade Shows And Meetings                 85,860         4.8         46,154          3.0          3,292         0.9
-------------------------------------------------------------------------------------------------------------------
Prizes & Awards                           3,773         0.2         99,350          6.4              0         0.0
-------------------------------------------------------------------------------------------------------------------
Legal                                   109,957         6.1        117,802          7.6         24,057         6.3
-------------------------------------------------------------------------------------------------------------------
Other Taxes & Licenses                    2,015         0.1         16,041          1.0          1,638         0.4
-------------------------------------------------------------------------------------------------------------------



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                               EVANS & EVANS, INC.
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Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 40
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                   10 Months Ended               Year Ended                Year Ended
                                     October 31,      % Of      December 31,      % Of     December 31,      % Of
                                        1999        Revenue         1998         Revenue       1997        Revenue
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Postage And Freight                      18,326         1.0         35,757          2.3         11,362         3.0
-------------------------------------------------------------------------------------------------------------------
Interest                                  5,154         0.3          7,569          0.5          5,145         1.4
-------------------------------------------------------------------------------------------------------------------
Artwork And Design                          527         0.0            176          0.0          7,300         1.9
-------------------------------------------------------------------------------------------------------------------
Auto                                        285         0.0          2,119          0.1            465         0.1
-------------------------------------------------------------------------------------------------------------------
Administrative                           13,247         0.7         17,742          1.1          9,928         2.6
-------------------------------------------------------------------------------------------------------------------
Equipment Rental                         31,260         1.7         21,720          1.4          6,178         1.6
                                      ---------        ----      ---------        -----      ---------       -----
-------------------------------------------------------------------------------------------------------------------
Total Expenses                        2,049,996       113.6      1,745,966        112.5        960,657       252.5
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Operating Loss                       -1,178,861       -65.3     -1,673,719       -107.9     -1,111,040      -292.1
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Other Income:
-------------------------------------------------------------------------------------------------------------------
Interest Income                           4,999         0.3          2,119          0.1          7,147         1.9
-------------------------------------------------------------------------------------------------------------------
Miscellaneous                                 0         0.0              0          0.0            343         0.1
                                      ---------        ----      ---------        -----      ---------       -----
-------------------------------------------------------------------------------------------------------------------
Net Loss                             -1,173,862       -65.1     -1,671,600       -107.7     -1,103,550      -290.1
-------------------------------------------------------------------------------------------------------------------

8.4  Tangible Asset Backing

     In determining the underlying book value of the shares of VTI as at the Valuation Date and in assessing the risk associated with the Company, it is useful to view the tangible asset backing of the Company.

         ------------------------------------------------------------------------------------------------------
                                                                                                Tangible Asset
                                                          Net Book Value        Adjustment          Backing
         ------------------------------------------------------------------------------------------------------
         Assets
         ------------------------------------------------------------------------------------------------------
         Current Assets
         ------------------------------------------------------------------------------------------------------
         Cash                                                    388,772               0             388,772
         ------------------------------------------------------------------------------------------------------
         Notes Receivable                                              0               0                   0
         ------------------------------------------------------------------------------------------------------
         Inventory                                                35,605               0              35,605
         ------------------------------------------------------------------------------------------------------
         Accounts Receivable                                      75,097               0              75,097
         ------------------------------------------------------------------------------------------------------
         Accounts Receivable - Stockholders                            0               0                   0
         ------------------------------------------------------------------------------------------------------
         Prepaid Expense                                          78,615               0              78,615
                                                              ----------        --------           ---------
         ------------------------------------------------------------------------------------------------------
                                                                 578,089                             578,089
         ------------------------------------------------------------------------------------------------------
         Liabilities
         ------------------------------------------------------------------------------------------------------
         Current Liabilities
         ------------------------------------------------------------------------------------------------------
         Accounts Payable & Accruals                             696,773               0             696,773
         ------------------------------------------------------------------------------------------------------


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Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 41
--------------------------------------------------------------------------------

         ------------------------------------------------------------------------------------------------------
                                                                                                Tangible Asset
                                                          Net Book Value        Adjustment          Backing
         ------------------------------------------------------------------------------------------------------
         Notes Payable-ST-Bank                                   100,000               0             100,000
         ------------------------------------------------------------------------------------------------------
         Advances from Stockholders                                    0               0                   0
         ------------------------------------------------------------------------------------------------------
         Unearned Revenue                                        258,771               0             258,771
         ------------------------------------------------------------------------------------------------------
         Taxes Payable                                                 8               0                   8
         ------------------------------------------------------------------------------------------------------
         Current Portion of Capitalized Lease Payable             39,896               0              39,896
                                                              ----------        --------           ---------
         ------------------------------------------------------------------------------------------------------
                                                               1,095,448                           1,095,448
         ------------------------------------------------------------------------------------------------------

         ------------------------------------------------------------------------------------------------------
         Working Capital                                       ($517,359)                          ($517,359)
         ------------------------------------------------------------------------------------------------------
         Net Property and Equipment                              164,852                             164,852
         ------------------------------------------------------------------------------------------------------
         Incorporation Costs,                                     95,620         -95,620                   0
         ------------------------------------------------------------------------------------------------------
         Notes Receivable - Shareholders                         157,481                             157,481
         ------------------------------------------------------------------------------------------------------
         Capitalized Lease Payable                                 1,665                               1,665
         ------------------------------------------------------------------------------------------------------

         ------------------------------------------------------------------------------------------------------
         Tangible Asset Backing, say                                                                (200,000)
         ------------------------------------------------------------------------------------------------------

8.5  Financial Projections

     Management of the Company has prepared financial projections for the years ended December 31, 2000 through 2003 as outlined below:

       ------------------------------------------------------------------------------------------------------------------
                                           % of                    % of                     % of                   % of
                             2000         Income       2001       Income       2002        Income      2003       Income
       ------------------------------------------------------------------------------------------------------------------
       Income
       ------------------------------------------------------------------------------------------------------------------
       Internet Prods      2,100,000       21.5     3,640,000      26.4     5,200,000       26.4     6,750,000      27.3
       ------------------------------------------------------------------------------------------------------------------
       Voice Xnet Prods    1,000,000       10.2       840,000       6.1       800,000        4.1             0       0.0
       ------------------------------------------------------------------------------------------------------------------
       Voice If Prods      3,600,000       36.9     5,600,000      40.6     8,400,000       42.6    10,750,000      43.4
       ------------------------------------------------------------------------------------------------------------------
       Prepaid Card Prod     700,000        7.2       140,000       1.0             0        0.0             0       0.0
       ------------------------------------------------------------------------------------------------------------------
       Hard/Software, Di     277,000        2.8       383,800       2.8       554,000        2.8       692,500       2.8
       ------------------------------------------------------------------------------------------------------------------
       Pop Install Fees            0        0.0             0       0.0             0        0.0             0       0.0
       ------------------------------------------------------------------------------------------------------------------
       Consulting                  0        0.0             0       0.0             0        0.0             0       0.0
       ------------------------------------------------------------------------------------------------------------------
       Rep Sign-Ups        2,600,000       26.6     3,780,000      27.4     5,600,000       28.4     7,500,000      30.3
       ------------------------------------------------------------------------------------------------------------------
       Duplic Kits, Supd           0        0.0             0       0.0             0        0.0             0       0.0
       ------------------------------------------------------------------------------------------------------------------


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Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 42
--------------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------------------------
                                           % of                    % of                     % of                   % of
                             2000         Income       2001       Income       2002        Income      2003       Income
       ------------------------------------------------------------------------------------------------------------------
       Miscellaneous          50,000        0.5        75,000       0.5       100,000        0.5       125,000       0.5
       ------------------------------------------------------------------------------------------------------------------
       Chargebacks/         -327,000       -3.3      -458,800      -3.3      -654,000       -3.3      -817,500      -3.3
       Allowance
       ------------------------------------------------------------------------------------------------------------------
       Unearned -           -233,680       -2.4      -203,200      -1.5      -304,800       -1.5      -254,000      -1.0
                           ---------      -----    ----------     -----    ----------      -----    ----------     -----
       Prepaid Sv
       ------------------------------------------------------------------------------------------------------------------
       Total Income:       9,766,320      100.0    13,796,800     100.0    19,695,200      100.0    24,746,000     100.0
       ------------------------------------------------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------------------------
       Cost Of Sales
       ------------------------------------------------------------------------------------------------------------------
       Internet Accts/Ac   1,069,442       11.0     1,731,654      12.6     2,410,703       12.2     3,013,636      12.2
       ------------------------------------------------------------------------------------------------------------------
       Voice Xnet Product    486,760        5.0       408,879       3.0       389,408        2.0             0       0.0
       ------------------------------------------------------------------------------------------------------------------
       Voice Ip Products     763,776        7.8     1,188,096       8.6     1,782,144        9.0     2,280,721       9.2
       ------------------------------------------------------------------------------------------------------------------
       Prepaid Phone         459,886        4.7        91,977       0.7             0        0.0             0       0.0
       Cards
       ------------------------------------------------------------------------------------------------------------------
       Unexpired Ph Mins      95,400        1.0      -166,000      -1.2       -41,000       -0.2             0       0.0
       ------------------------------------------------------------------------------------------------------------------
       Switch Efficiency    -500,000       -5.1      -725,000      -5.3      -725,000       -3.7      -725,000      -2.9
       ------------------------------------------------------------------------------------------------------------------
       Computer HW/SW        193,900        2.0       266,560       1.9       387,800        2.0       484,750       2.0
       ------------------------------------------------------------------------------------------------------------------
       Building Sales      2,600,000       26.6     3,780,000      27.4     5,600,000       28.4     7,500,000      30.3
       ------------------------------------------------------------------------------------------------------------------
       Delivery &             80,000        0.8        95,000       0.7       120,000        0.6       140,000       0.6
                           ---------      -----    ----------     -----    ----------      -----    ----------     -----
       Packing-Ups/E
       ------------------------------------------------------------------------------------------------------------------
       Total               5,249,164       53.7     6,671,166      48.4     9,924,055       50.4    12,694,107      51.3
       ------------------------------------------------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------------------------
       Gross Margin        4,517,156       46.3     7,125,634      51.6     9,771,145       49.6    12,051,893      48.7
       ------------------------------------------------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------------------------
       Operating Expenses
       ------------------------------------------------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------------------------
       Commiss - Internet    371,998        3.8       645,994       4.7       923,277        4.7     1,199,040       4.8
       ------------------------------------------------------------------------------------------------------------------
       COMMISS - Xnet        149,240        1.5       125,361       0.9       119,392        0.6             0       0.0
       ------------------------------------------------------------------------------------------------------------------
       Commiss - Ip          690,624        7.1     1,074,304       7.8     1,611,450        8.2     2,062,281       8.3
       ------------------------------------------------------------------------------------------------------------------
       Commis - Prepds        92,414        0.9        18,483       0.1             0        0.0             0       0.0
       ------------------------------------------------------------------------------------------------------------------
       Credit Card Fees      200,000        2.0       280,000       2.0       400,000        2.0       500,000       2.0
       ------------------------------------------------------------------------------------------------------------------
       Wages - Employees     720,740        7.4     1,006,210       7.3     1,414,600        7.2     1,746,100       7.1
       ------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               EVANS & EVANS, INC.
--------------------------------------------------------------------------------

Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 43
--------------------------------------------------------------------------------


       ------------------------------------------------------------------------------------------------------------------
                                           % of                    % of                     % of                   % of
                             2000         Income       2001       Income       2002        Income      2003       Income
       ------------------------------------------------------------------------------------------------------------------
       Wages - Officers      265,000        2.7       378,490       2.7       540,700        2.7       675,900       2.7
       ------------------------------------------------------------------------------------------------------------------
       Contract              100,000        1.0       125,000       0.9       125,000        0.6       125,000       0.5
       Labor/Consul
       ------------------------------------------------------------------------------------------------------------------
       Contests -            250,000        2.6       350,000       2.5       500,000        2.5       625,000       2.5
       Prizes/Awards
       ------------------------------------------------------------------------------------------------------------------
       Payroll                97,144        1.0       136,600       1.0       193,000        1.0       240,000       1.0
       Taxes/Employees
       ------------------------------------------------------------------------------------------------------------------
       Audit & Payroll        70,000        0.7        70,000       0.5        95,000        0.5       100,000       0.4
       ------------------------------------------------------------------------------------------------------------------
       Advertising/Promotion  40,000        0.4        55,000       0.4        80,000        0.4        90,000       0.4
       ------------------------------------------------------------------------------------------------------------------
       Artwork & Design        4,000        0.0         5,000       0.0         6,000        0.0         7,000       0.0
       ------------------------------------------------------------------------------------------------------------------
       Auto Lease Expense     15,000        0.2        20,000       0.1        20,000        0.1        20,000       0.1
       ------------------------------------------------------------------------------------------------------------------
       Bank Charges            2,500        0.0         2,500       0.0         2,500        0.0         2,500       0.0
       ------------------------------------------------------------------------------------------------------------------
       Dues &                    700        0.0         1,200       0.0         1,200        0.0         1,200       0.0
       Subscriptions
       ------------------------------------------------------------------------------------------------------------------
       Employment Exp -       10,000        0.1        15,000       0.1        15,000        0.1        17,500       0.1
       Hiring
       ------------------------------------------------------------------------------------------------------------------
       Entertain/Meal         10,000        0.1        15,000       0.1        20,000        0.1        25,000       0.1
       Exp - 50
       ------------------------------------------------------------------------------------------------------------------
       Equipment Rental       33,000        0.3        38,000       0.3        43,000        0.2        48,000       0.2
       ------------------------------------------------------------------------------------------------------------------
       Insurance - Health     83,600        0.9       126,640       0.9       177,818        0.9       244,026       1.0
       ------------------------------------------------------------------------------------------------------------------
       Insurance - Risk,      32,000        0.3        45,000       0.3        65,000        0.3        83,000       0.3
       Cont
       ------------------------------------------------------------------------------------------------------------------
       Insurance - S/H         5,000        0.1         5,000       0.0         5,000        0.0         5,000       0.0
       Life
       ------------------------------------------------------------------------------------------------------------------
       Legal/Professional    125,000        1.3       125,000       0.9       125,000        0.6       125,000       0.5
       Ex
       ------------------------------------------------------------------------------------------------------------------
       Licenses & Permits      1,000        0.0         1,200       0.0         1,500        0.0         1,500       0.0
       ------------------------------------------------------------------------------------------------------------------
       Meetings &            200,000        2.0       250,000       1.8       400,000        2.0       450,000       1.8
       Conference
       ------------------------------------------------------------------------------------------------------------------
       Miscellaneous           5,000        0.1        10,000       0.1        10,000        0.1        10,000       0.0
       Expense
       ------------------------------------------------------------------------------------------------------------------
       Office Supplies        30,000        0.3        35,000       0.3        40,000        0.2        45,000       0.2
       ------------------------------------------------------------------------------------------------------------------
       Outside                25,000        0.3        35,000       0.3        45,000        0.2        60,000       0.2
       Services-Temp
       ------------------------------------------------------------------------------------------------------------------
       Postage/Frt -          40,000        0.4        55,000       0.4        70,000        0.4        95,000       0.4
       Non-Sales
       ------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               EVANS & EVANS, INC.
--------------------------------------------------------------------------------

Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 44
--------------------------------------------------------------------------------


       ------------------------------------------------------------------------------------------------------------------
                                           % of                    % of                     % of                   % of
                             2000         Income       2001       Income       2002        Income      2003       Income
       ------------------------------------------------------------------------------------------------------------------
       Printing/Copying       30,000        0.3        35,000       0.3        40,000        0.2        45,000       0.2
       ------------------------------------------------------------------------------------------------------------------
       Rent Expense -         75,000        0.8        75,000       0.5        85,000        0.4        90,000       0.4
       Space
       ------------------------------------------------------------------------------------------------------------------
       Repairs &              20,000        0.2        25,000       0.2        35,000        0.2        40,000       0.2
       Maintenance
       ------------------------------------------------------------------------------------------------------------------
       Security Services         750        0.0         1,250       0.0         1,250        0.0         1,250       0.0
       ------------------------------------------------------------------------------------------------------------------
       Supplies -             40,000        0.4        45,000       0.3        50,000        0.3        55,000       0.2
       Computers<$25
       ------------------------------------------------------------------------------------------------------------------
       Taxes - Other          15,000        0.2        25,000       0.2        30,000        0.2        35,000       0.1
       Deducti
       ------------------------------------------------------------------------------------------------------------------
       Telephone/Cellular     60,000        0.6        75,000       0.5        85,000        0.4        95,000       0.4
       ------------------------------------------------------------------------------------------------------------------
       Transfer Agent         10,000        0.1        10,000       0.1        25,000        0.1        25,000       0.1
       Fees
       ------------------------------------------------------------------------------------------------------------------
       Travel - Excl         125,000        1.3       150,000       1.1       150,000        0.8       175,000       0.7
       Meals &
       ------------------------------------------------------------------------------------------------------------------
       Utilities                 500        0.0         1,000       0.0         1,000        0.0         1,000       0.0
       ------------------------------------------------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------------------------
       Total Operating     4,045,210       41.4     5,492,232      39.8     7,551,687       38.3     9,165,297      37.0
       Expenses:
       ------------------------------------------------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------------------------
       Other Income And
       Expenses
       ------------------------------------------------------------------------------------------------------------------
       Interest Income        72,000        0.7        55,000       0.4        80,000        0.4       110,000       0.4
       ------------------------------------------------------------------------------------------------------------------
       Licensing Fees -      150,000        1.5       250,000       1.8       500,000        2.5       750,000       3.0
       Software
       ------------------------------------------------------------------------------------------------------------------
       Deprec. &            -594,767       -6.1    -1,521,967     -11.0    -1,831,967       -9.3    -2,191,967      -8.9
       Amortiz. Expense
       ------------------------------------------------------------------------------------------------------------------
       Interest Expense            0        0.0             0       0.0             0        0.0             0       0.0
                           ---------      -----    ----------     -----    ----------      -----    ----------     -----
       ------------------------------------------------------------------------------------------------------------------
       Other Net            -372,767       -3.8    -1,216,967      -8.8    -1,251,967       -6.4    -1,331,967      -5.4
       ------------------------------------------------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------------------------
       Pretax Income          99,179        1.0       416,435       3.0       967,491        4.9     1,554,629       6.3
       (Loss)
       ------------------------------------------------------------------------------------------------------------------
       Income Tax            -29,000       -0.3   -133,000         -1.0      -314,000       -1.6      -508,000      -2.1
                           ---------      -----    ----------     -----    ----------      -----    ----------     -----
       ------------------------------------------------------------------------------------------------------------------
       Net Income (Loss)      70,179        0.7       283,435       2.1       653,491        3.3     1,046,629       4.2
       ------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               EVANS & EVANS, INC.
--------------------------------------------------------------------------------

Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 45
--------------------------------------------------------------------------------


9.0- REVIEW AND ASSESSMENTS OF VARNER TECHNOLOGIES, INC.

     The overall rating of the business is as follows:


                         -------------------------------
                           Financial & Financial Plan


                                      6.5

                         -------------------------------



                         -------------------------------
                            Technologies and Products

                                       7.0


                         -------------------------------



                         -------------------------------

                                     Overall


                                      7.125

                         -------------------------------


                         -------------------------------

                            Markets & Marketing Plans


                                       8.0

                         -------------------------------



                         -------------------------------

                                 Management Team


                                       7.0

                         -------------------------------



     Ratings are based on a scale of 1 to 10, 10 being the best.

     Management and Organization

     1. Evans & Evans, Inc. have verified the educational and occupational backgrounds of the operational management team. Their work related backgrounds and educational references were acceptable.

     2. The management team is adequate in the areas of understanding the Internet and in technical and sales and marketing issues as they relate to the Internet.

     3. The Company's management team is adequate to implement its business plans in the medium-term.

     4. The Company is the beneficiary of a $1.0 million key man insurance policy on Mr. Varner.


--------------------------------------------------------------------------------
                               EVANS & EVANS, INC.
--------------------------------------------------------------------------------

Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 46
--------------------------------------------------------------------------------

     Products & Technology

     1.   The Company currently offers no proprietary products and services.

     2. The Company has entered into wholesale agreements with such ISPs such as PSINet, Inc. of Herndon, Virginia for dial up access in those areas where it does not have POPs. This allows the Company to expand its service area without the capital cost associated with installing and maintaining network infrastructure. Under the agreement with PSINet, Inc. the Company pays a base charge of $10 per account.

     3. There does not appear to exist any significant risk with respect to the technical feasibility of the Company's service and products as discussed above.

     4. The heart of the Company's potential, sustainable competitive advantage lies in its ability to be the long-term, fixed- and low-cost supplier of Internet access to the U.S. market. To the degree that the Company's planned procedures and methods do not achieve levels of efficiency and productivity planned by management, the Company's business plans may be severely impacted.

     Markets and Marketing Plan

     1. The ISP marketplace is very competitive in the U.S. with currently over 4,000 regional and nationally-based ISP's. However, there has been a significant trend towards consolidation in the industry resulting in a number of large,


--------------------------------------------------------------------------------
                               EVANS & EVANS, INC.
--------------------------------------------------------------------------------

Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 47
--------------------------------------------------------------------------------


          publicly traded companies which have access to significantly more funds then the Company.



     2. As competition in the ISP market increases, the ability of ISPs to offer value added services will become increasingly important. Such value-added services would include e-commerce, virtual office, unified messaging, and multimedia networking. The ability of the Company to continuously upgrade its technology is critical.

     3. The use of Internet within the U.S. is seen as extensive and growing at a satisfactory rate in terms of the use of ISPs so as to support the Company's projected operating performance over the next three to five years.

     4. Due to the Company's limited operating history, as well as the likelihood of increased competition and the possibility of slower than projected industry growth, there can be no assurance that the Company can achieve its projected market penetration goals.

     5. In the future the Company could face competition from firms that offer products which replace its services and products.

     6. The likelihood of competition increasing in the industry is high given the overall growth potential of the industry. Increasing competition may lead to margin erosion and the potential shake-out of industry participants not able to achieve adequate volumes of sales. This is evidenced by the trend towards free Internet access in Europe, which many analysts feel will begin to be demanded in the U.S. in the medium-term.

     7. A major risk factor facing the Company is the changing nature of the Internet access and telecommunication industries. Additional pricing pressure may be


--------------------------------------------------------------------------------
                               EVANS & EVANS, INC.
--------------------------------------------------------------------------------

Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 48
--------------------------------------------------------------------------------

          brought to bear on the Company because of these changes. Therefore, the Company's ability to compete on a price basis, particularly for a service which is so commodity oriented, may become increasingly important and difficult.

     8.   The  Company  has  a  competitive   advantage  due  to  its  low-  and
          fixed-price strategy.

     9. A significant amount of funding will be required to fund its expansion and marketing expenses. There can be no assurance that such funding will be available, and if so, in a timely manner.

     10. Maintaining pricing appears difficult in this marketplace, given the commodity nature of the business. Given the possibility of constant price fluctuations, the Company's pricing strategy - to be low-cost - will be very difficult to maintain. Maintaining low-cost Internet access lies at the heart of its planned primary sustainable competitive advantage.

     Financial Plan

     1. The Company is projecting revenues of approximately $5.2 million for the year ended December 31, 1999. Based on the results as at the Valuation Date (revenue of $1.8 million) it does not appear that the Company will meet these targets.

     2. The Company's projections are based on the receipt of $11 million in equity financing in the year ended December 31, 2000 to fund the acquisition of a number of independent ISPs as well as the development of additional POPs at which the Company intends to install its own network equipment. The authors of the Report have been provided with no evidence that such a level of

--------------------------------------------------------------------------------
                               EVANS & EVANS, INC.
--------------------------------------------------------------------------------

Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 49
--------------------------------------------------------------------------------

          financing can be raised and as such would advise the reader that the above noted projections should be discounted by a factor of at least 50%.

     3. The Company's projected expenses do appear to be reasonable based on actual historical results. The Company's largest expenses, have in the past, and will continue to be associated with commissions to its marketing representatives.

     4. The ability of the Company to achieve its projections are based on the assumption that the Company receives approximately $11 million in funding in 2000. The majority of the funds are allocated to mergers and acquisitions ($2.0 million), investment in infrastructure ($1.25 million) and research and development ($1.5 million). While the authors of the Report are of the opinion that these amounts are appropriate, the ability to generate such funds remains a serious risk.

     5. The Company's projected cost of sales and gross margin do appear to be in line with current results in 1999. This would suggest to the authors of the Report that the Company has now reached a subscriber base that covers its fixed network costs and allows the Company to begin generating the operating cash flows necessary to fund operations.

     6. The Company is projecting significant increases in its Voice Over the Internet products, with these representing the single largest source of revenue. Given the current status of these products (i.e., not yet having been commercially introduced), these must be considered speculative.

     7. Given the number of competitors in the marketplace and the likelihood of increased competition, which may result in margin compression, the Company's planned growth in revenues is aggressive.


--------------------------------------------------------------------------------
                               EVANS & EVANS, INC.
--------------------------------------------------------------------------------

Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 50
--------------------------------------------------------------------------------


     8. The ability of the Company to achieve revenues of approximately $10 million in 2000 are based on its ability to acquire a number of ISPs and absorb the majority of their subscribers. Given the competitive nature of the marketplace, there can be no assurance that such acquisition candidates will be available or that the Company will be able to retain the subscriber bases.

10.0- PEPPERMILL CAPITAL CORPORATION

10.1 Company Background and Business

     Peppermill was originally incorporated to undertake mining and exploration activities.

     On June 18, 1998 Peppermill acquired mineral claims known as "Star Claims" consisting of 11 units located near the town of Merritt, British Columbia for $2,129 with expiration dated in 1999. The units cover 587 acres.

     However due to the poor performance of the mining sector, management of the Public Company deemed it appropriate to begin pursuing alternative business opportunities.

     As at September 30, 1999, the Public Company had a net loss of US$ 40,832.

10.2 Management and Organization

     The Public Company currently has no full-time employees or managers. The directors of the Public Company are outlined below:


--------------------------------------------------------------------------------
                               EVANS & EVANS, INC.
--------------------------------------------------------------------------------

Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 51
--------------------------------------------------------------------------------

     Micheal Mitsiadis, attended Langara College in Vancouver, British Columbia for several years. He obtained his real estate license and was employed with Royal Pacific Realty for two years and subsequently for five years with Sutton Group Realty. For the past eleven years, Mr. Mitsiadis has been the corporate finance officer for Georgian Group.

     Raymon Paquette, attended the University of Saskatchewan and subsequently operated eight large clothing operations, three commercial buildings, developed real estate property and established eight theme restaurants. He is currently the Managing Director of The Canadian Mining Company, a public company whose shares are listed for trading on The Alberta Stock Exchange.

     Richard Harderer, attended Mount Royal College in Calgary, Alberta, where he obtained a diploma in Business Administration, with a major in marketing.

     He was employed with The Alberta Stock Exchange from November 1989 to July 1992 as a Listing and Filing Assistant and from July 1992 to April 1996 as a Listing Officer.

     He has been President of PubCo Services Inc. a firm providing consulting services to public companies and companies going public since April of 1996.


11.0- TANGIBLE ASSET BACKING -- PEPPERMILL CAPITAL CORPORATION

     In determining the underlying book value of the shares of Peppermill and in assessing the risk associated with the company, it is useful to view the tangible asset backing of the company as at the Valuation Date.


--------------------------------------------------------------------------------
                               EVANS & EVANS, INC.
--------------------------------------------------------------------------------

Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 52
--------------------------------------------------------------------------------

         ------------------------------------------------------------------------------------------------------
           Canadian Dollars                                09-30-99                          Tangible Asset
                                                        Net Book Value       Adjustment         Backing
         ------------------------------------------------------------------------------------------------------
         Assets
         ------------------------------------------------------------------------------------------------------
         Current Assets
         ------------------------------------------------------------------------------------------------------
         Cash                                                      1,570                               1,570
                                                                 -------                            --------
         ------------------------------------------------------------------------------------------------------
                                                                   1,570                               1,570
         ------------------------------------------------------------------------------------------------------
         Liabilities
         ------------------------------------------------------------------------------------------------------
         Current Liabilities
         ------------------------------------------------------------------------------------------------------
         Accounts Payable to Related Parties                       9,800                               9,800
         ------------------------------------------------------------------------------------------------------
         Accounts Payable & Accrues                                1,561                               1,561
                                                                 -------                            --------
         ------------------------------------------------------------------------------------------------------
                                                                  11,361                              11,361
         ------------------------------------------------------------------------------------------------------

         ------------------------------------------------------------------------------------------------------
         Working Capital                                         ($9,791)                            ($9,791)
         ------------------------------------------------------------------------------------------------------
         Mining Claim - At Cost                                    2,129                               2,129
                                                                 -------                            --------
         ------------------------------------------------------------------------------------------------------

         ------------------------------------------------------------------------------------------------------
         Tangible Asset Backing, say                                                                 (12,000)
         ------------------------------------------------------------------------------------------------------


12.0 - VALUATION METHODOLOGIES

     In valuing a business, there is no single or specific mathematical formula. The particular approach and the factors to consider will vary in each case. Valuation approaches are primarily income based or asset based.

     Income based approaches are appropriate where an enterprise's future earnings are likely to support a value in excess of the value of the net assets employed in its operation. Commonly used income based approaches are the capitalization of indicated earnings or cash flow and discounted cash flow.

     Asset based approaches can be founded on either going concern assumptions (i.e. an enterprise is viable as a going concern but has no commercial goodwill) or liquidation assumptions (i.e. an enterprise is not viable as a going concern, or going concern value is closely related to liquidation value).


--------------------------------------------------------------------------------
                               EVANS & EVANS, INC.
--------------------------------------------------------------------------------

Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 53
--------------------------------------------------------------------------------


     Valuation approaches applicable to assets that are comprised predominantly of intangible assets (e.g. high-technology techniques, research, patents) can be grouped into three general categories: (1) cost approach; (2) market approach (or sales comparison approach); and (3) income based approach.

     As there are many definitions of cost, the cost approach generally reflects the original cost or cost to reproduce the asset. This approach is premised on the principle that the most an investor will pay for an investment is the cost to obtain an investment of equal utility (whether by purchase or reproduction). With respect to an investment, the most that an intrinsic, notional purchaser would pay is the costs related to being able to put oneself in the same situation, at the Valuation Date, as implied in an option agreement, legal contract and/or earn-out situation, where there is some reasonable expectation of future cash flows to be generated from such an agreement(s).

     The market or sales comparison approach uses the sales price of comparable assets as the basis for determining value. If necessary, the market transaction data is adjusted to improve its comparability and applicability to the asset being valued.

     The income-based approach considers the expected future earnings to be derived through the use of the asset or the execution of the options. The present value of the expected future earnings is determined with the application of a discount or capitalization rate, reflecting the investor's required rate of return on investment.

     Valuation of Varner Technologies, Inc.

     Given the nature and status of the Company's overall business operations at the Valuation Date as well as to the approaches of valuation outlined above, it is the


--------------------------------------------------------------------------------
                               EVANS & EVANS, INC.
--------------------------------------------------------------------------------

Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 54
--------------------------------------------------------------------------------


     opinion of the authors of the Report that that the most appropriate method in determining the enterprise of VTI at the Valuation Date involved an income-based approach (i.e., Rules-of-Thumb) based on a going concern assumption for the Company. After which, fair market value of the Company was determined using the enterprise value and deducting certain amounts for proper consideration of the obligations to the preferred shareholders.

     Accordingly, a notional purchaser would associate certain value to the goodwill attached to the Company at the Valuation Date in reviewing the entire business as a going concern entity. In the above Rules-of-Thumb approach Evans & Evans have relied extensively on information provided by the Company's management as well as data from industry participants and competitors as indicative in calculating the determination of the value of the Company.

     Evans & Evans considered a number of separate confirmation approaches, of which, the comparable companies' approach was utilized as a means to test the reasonableness of the authors of the Report enterprise valuation conclusions utilizing the primary valuation method referred to above.

     Evans & Evans also attempted to use a variety of additional confirmation approaches. In this regard, Evans & Evans examined and considered the following approaches, but were unable to use any of them:

     (1) Capitalized Cash Flow approach. With no current significant positive cash flows or stability of such cash flows assured in the short-term this approach was deemed inappropriate.

     (2) A review of certain ISP transactions. Evans & Evans reviewed a number of fairly current transactions to the Company to consider any indication of what these transactions indicated firms were paying for companies like VTI. For



--------------------------------------------------------------------------------
                               EVANS & EVANS, INC.
--------------------------------------------------------------------------------

Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 55
--------------------------------------------------------------------------------

          example, on November 8, 1999 Prodigy Communications Corporation announced it had signed a definitive agreement to acquire FlashNet Communications, Inc. (Nasdaq: FLAS) in a stock-for-stock merger. Under the terms of the merger agreement, Prodigy will issue 0.35 shares of Prodigy common stock for each share of FlashNet common stock outstanding on the closing date of the transaction. Based on the number of shares of FlashNet and Prodigy currently outstanding, Prodigy will issue approximately 4,990,000 shares to complete the merger, representing approximately 7% of Prodigy's then outstanding shares. Another example is a transaction announced on May 6, 1999, OneMain.com, Inc. (Nasdaq:ONEM) noted it had acquired "The Grid", a non-metropolitan internet service provider based in San Luis Obispo, California. At the end of the March 31, 1999, "The Grid" had
          annualized revenues in excess of $8 million, more than 35,000 subscribers and was cash flow positive. 'The Grid provides Internet services including dial-up and dedicated access, web hosting, and e-commerce solutions to non-metropolitan areas in and around the San Luis Obispo area. The size and magnitude of these companies and the related consideration of liquid equity were found not to be enough comparable to VTI in scope, nature and degree, hence making use of this approach inappropriate.

     (3) A Relief from Royalty approach. The relief from royalty approach is based on the proposition that a firm would be willing to pay a royalty in lieu of ownership, to possess the benefits of the Company's technology. Given a review of the status of the development of the Company and the lack of proprietary technology to garner such a royalty this approach was deemed to also be inappropriate.

     (4) A Replacement Cost approach. The Replacement Cost approach is based on using the intellectual thoughts, experience and work which are already embedded in the existing Intellectual Property as the starting point for a



--------------------------------------------------------------------------------
                               EVANS & EVANS, INC.
--------------------------------------------------------------------------------

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Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 56
--------------------------------------------------------------------------------

          replacement cost analysis. The Replacement Cost approach, therefore, considers the cost for undertaking the technical and intellectual work required to replace the existing technology that presently makes up the Company's core business operation. The authors of the Report carefully considered the use of this approach in valuing the Company. However, as the Company is not a developer of technology -- but a marketer instead - there is no actual technology in place as at the Valuation Date to consider for replacement.

     (5) A Modified Discounted Cash Flow approach. Evans & Evans considered the use of taking the Company's projected cash flows and adjusting the short-term expected results as a realistic means to estimate the fair market value of the Company. Given, however, the status of the potential fluctuations in such cash flows in the short- and long-term before actual stability of operations would be achieved, the use of this approach was also deemed inappropriate.

     (6) Evans & Evans reviewed the implied value for the shares of the Company based on the comparable transactions between arms-length parties as follows:

          a) In the first quarter of 1998 the Company issued 400,000 common shares of the Company (representing 2.9% of the 13,567,115 issued and outstanding shares) for gross proceeds of $400,000, which would imply that the fair market value of 100% of the shares of the Company at that date was $1.4 million.

          b) In the second quarter of 1998 the Company issued 80,000 common shares of the Company (representing 0.58% of the 13,647,115 issued and outstanding shares) for gross proceeds of $80,000, which would imply that the fair market value of 100% of the shares of the Company at that date was $13.8 million.


--------------------------------------------------------------------------------
                               EVANS & EVANS, INC.
--------------------------------------------------------------------------------

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Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 57
--------------------------------------------------------------------------------


          c) In the first quarter of 1999 the Company issued 316,029 common shares of the Company (representing 2.1% of the 15,242,388 issued and outstanding shares) for gross proceeds of $396,785, which would imply that the fair market value of 100% of the shares of the Company at that date was $17.6 million.

               This approach was reviewed and again decided as an unreliable determination of actual fair market value because the differences in the implied values of the Company between the first quarter of 1998 and the first quarter of 1999 were not in any manner supported by any significant change in the operations and balance sheet of the Company, nor any reasonable assessment of the above-identified qualitative factors. Further, these historical share sales were to a number of investors for relatively small investment amounts, not to sophisticated investors that would have conducted sufficient due diligence to meet the standards of fair market value.

     Valuation of Peppermill Capital Corporation

     The authors of the Report deemed the most appropriate method of valuation of Peppermill was an Adjusted Book Value Approach, as effectively Peppermill is a holding shell company with no active business and has not yet begun trading on the NASD OTC BB at the time of the Proposed Transaction.

13.0 - VALUATION OF VARNER TECHNOLOGIES, INC.

13.1 Primary Valuation Approach

     Based on a survey and detailed review of the companies in the ISP industry,
     particularly   in  the   United   States,   Evans  &  Evans   has   used  a
     "Rules-of-Thumb"



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                               EVANS & EVANS, INC.
--------------------------------------------------------------------------------

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Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 58
--------------------------------------------------------------------------------


     income approach to first determine the enterprise value of VTI as at the Valuation Date. At least 24 firms - who in total have millions and millions of subscribers - that were interviewed noted to Evans & Evans that they
     "often" use a Rules-of-Thumb approach in valuing ISP companies for potential acquisition and/or merger candidates.

     Evans & Evans discussed with industry insiders and managers - who on average had five to ten years of ISP experience - their estimation of what specific Rules-of-Thumb approach would be utilized in determining purchase prices or values for these companies. The following was collected:

         ----------------------------------------------------------------------------------------------------------
                          Respondents                                Opinion on Rules-of-Thumb Utilized
                     Percentages (rounded)
         ----------------------------------------------------------------------------------------------------------
         ----------------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------------
                                 70%                                   Trailing Revenues per Existing Subscriber
         ----------------------------------------------------------------------------------------------------------
                                 20%                                   Potential 12 month Revenues per Subscriber
         ----------------------------------------------------------------------------------------------------------
                                  5%                                                Multiple of Trailing Revenues
         ----------------------------------------------------------------------------------------------------------
                                  5%                                                    Trailing Revenues per POP
         ----------------------------------------------------------------------------------------------------------


     Given the above, Evans & Evans utilized the "Trailing Revenue Per Subscriber" as the basis for determining the enterprise value of the Company on a Rules-of-Thumb approach.

     Next, Evans & Evans asked managers and officers of the above noted interviewed companies what was an acceptable range for them of "realistic potential revenue per subscriber for a firm that provided prepaid Internet and telecommunications services. The following was collected:

         ------------------------------------------------------------------
              Respondents                            Opinion on
         Percentages (rounded)           "Trailing Revenue Per Subscriber"
                                              Industry Rules-of-Thumb
         ------------------------------------------------------------------

         ------------------------------------------------------------------
                     10%                                        US$50
         ------------------------------------------------------------------


--------------------------------------------------------------------------------
                               EVANS & EVANS, INC.
--------------------------------------------------------------------------------

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Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 59
--------------------------------------------------------------------------------

         ------------------------------------------------------------------
              Respondents                            Opinion on
         Percentages (rounded)           "Trailing Revenue Per Subscriber"
                                              Industry Rules-of-Thumb
         ------------------------------------------------------------------

         ------------------------------------------------------------------
                     25%                              US$51 to US$100
         ------------------------------------------------------------------
                     35%                             US$101 to US$150
         ------------------------------------------------------------------
                     30%                             US$176 to US$200
         ------------------------------------------------------------------

     Given the above, Evans & Evans believed it was reasonable to utilized a combination of the two ranges of trailing revenue per subscriber that were most often selected - i.e., US$101 to US$200.

     From this Evans & Evans believed that a range of US$150 to US$175 per subscriber (i.e., the mid-point being US$150) was a reasonable Rules-of-Thumb range to select. Consideration was given to the Company's historical capability to acquire client bases of other ISPs and weighting was also given to all of the above noted positive factors and risk factors identified and outlined in the qualitative analysis conducted in section
     9.0 of the Report.

     Thereafter, Evans & Evans applied the management's reported "VTI's number of Internet dial-up subscribers" (i.e., 25,000) times the Rules-of-Thumb mid-point in order to assess a value to the Company. This resulted in a range of enterprise value of between US$3,750,000 (25,000 x US$150) and US$4,375,000 (25,000 x US$175), or if asked for a specific number, Evans & Evans would select the midpoint of approximately US$4,000,000.

     The Rules-of-Thumb Approach involves multiplying the number of dial up subscribers of the Company by an industry standard revenue dollar value per subscriber as determined through Evans & Evans interview process within the industry in the U.S. Industry insiders made it very clear that paying "cash" above this range of enterprise value was unlikely with a company that has characteristics like VTI. Evans & Evans interviews with industry analysts and competitors, as noted above, indicated that the financial interest they have in ISP companies in this industry is still largely based upon a revenue per good-standing subscriber


--------------------------------------------------------------------------------
                               EVANS & EVANS, INC.
--------------------------------------------------------------------------------

Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 60
--------------------------------------------------------------------------------

     approach. The Company's management did confirm that all 25,000 of its customer were considered to be in good standing at the Valuation Date.

     The management of industry firms made it very clear that acquisition costs above the early noted prices was highly unlikely. ISP managers noted that payment for other intangible assets and potential subscribers was also not very common - as access to the existing customers was the "only" criteria important to investors acquiring such Internet clients. Fixed price competition was noted as the main reason for acquiring and consolidating smaller ISPs, but was also mentioned as a principal determinate in paying less for such ISPs than even three or six months ago. With certain firms now offering virtually unlimited free Internet access, price and value compression was noted by 95% of interviewees to continue over the next five years.

13.2 Secondary Valuation Approach

     Comparable Companies and Transaction Approach

     The authors of the Report identified, and examined data on, eleven (11) companies active in the ISP industry in the United States whose shares trade on North American stock exchanges.

     Based on a review of comparable public companies in the ISP industry, Evans & Evans have used, as a confirmation approach, the multiple of sales approach to determine the fair market value of VTI as at the Valuation Date.

--------------------------------------------------------------------------------------------------------------------------
US $ Millions
--------------------------------------------------------------------------------------------------------------------------
Company                  Exchange       Market       TTM          TTM        Millions      Market Cap/      Market Cap/
                                         Cap       Revenue    Net Income       # of          Revenue        Subscribers
                                                                            Subscribers
--------------------------------------------------------------------------------------------------------------------------
Prodigy Communications   Nasdaq         1,800       155.9        (67)           1.5           11.55            1,200
Corporation
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               EVANS & EVANS, INC.
--------------------------------------------------------------------------------

Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 61
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
US $ Millions
--------------------------------------------------------------------------------------------------------------------------
Company                  Exchange       Market       TTM          TTM        Millions      Market Cap/      Market Cap/
                                         Cap       Revenue    Net Income       # of          Revenue        Subscribers
                                                                            Subscribers
--------------------------------------------------------------------------------------------------------------------------
America Online, Inc.     NYSE         187,800      5,058          869            19          37.13        9,884.21
--------------------------------------------------------------------------------------------------------------------------
EarthLink Network, Inc.  Nasdaq         1,800      294.1       (100.7)        1.566           6.12        1,149.43
--------------------------------------------------------------------------------------------------------------------------
FlashNet                 Nasdaq         125.6       36.9        (23.3)        0.244            3.4          514.75
Communications, Inc.
--------------------------------------------------------------------------------------------------------------------------
PSINet, Inc.             Nasdaq         3,300      463.1       (329.6)          1.2           7.13           2,750
--------------------------------------------------------------------------------------------------------------------------
Verio Inc.               Nasdaq         2,900        188       (159.3)          N/A          15.43             N/A
--------------------------------------------------------------------------------------------------------------------------
OneMain.com, Inc.        Nasdaq         471.9       64.2        (65.3)        0.561           7.35          841.18
--------------------------------------------------------------------------------------------------------------------------
MindSpring Enterprises,  Nasdaq         2,200      275.1        (17.6)        1.247           8.00        1,764.23
Inc.
--------------------------------------------------------------------------------------------------------------------------
Internet America, Inc.   Nasdaq          78.6       18.8         (3.3)         0.05           4.18           1,572
--------------------------------------------------------------------------------------------------------------------------
ProtoSource Corporation  Nasdaq          12.0        1.0         (1.1)          N/A           12.0             N/A
--------------------------------------------------------------------------------------------------------------------------
Frontline                Nasdaq          27.1        1.7         (3.9)        0.015           15.9        1,806.67
Communications
Corporation
--------------------------------------------------------------------------------------------------------------------------

     Of the above noted competitors, five (5) were deemed the most appropriate as comparable to the Company.

     Evans & Evans have used - as a confirmation approach - the multiple of these below-listed ISPs 12-month trailing sales results to the 12-month trailing results of the Company to assist in establishing the first stage of a range of value first estimated using the Primary Valuation Approach.

----------------------------------------------------------------------------- -------------------------------------------
US $ Millions
----------------------------------------------------------------------------- -------------------------------------------
Company                 Exchange       Market        TTM           TTM           Millions     Market Cap/    Market Cap/
                                        Cap        Revenue     Net Income          # of         Revenue      Subscribers
                                                                                Subscribers
----------------------------------------------------------------------------- -------------------------------------------
FlashNet                Nasdaq         125.6         36.9        (23.3)            0.244          3.4          514.75
Communications, Inc.
----------------------------------------------------------------------------- -------------------------------------------



--------------------------------------------------------------------------------
                               EVANS & EVANS, INC.
--------------------------------------------------------------------------------

Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 62
--------------------------------------------------------------------------------


----------------------------------------------------------------------------- -------------------------------------------
US $ Millions
----------------------------------------------------------------------------- -------------------------------------------
Company                 Exchange       Market        TTM           TTM           Millions     Market Cap/    Market Cap/
                                        Cap        Revenue     Net Income          # of         Revenue      Subscribers
                                                                                Subscribers
----------------------------------------------------------------------------- -------------------------------------------
OneMain.com, Inc.       Nasdaq         471.9         64.2        (65.3)            0.561          7.35         841.18
----------------------------------------------------------------------------- -------------------------------------------
Internet America, Inc.  Nasdaq          78.6         18.8         (3.3)            0.05           4.18          1,572
----------------------------------------------------------------------------- -------------------------------------------
ProtoSource Corporation Nasdaq          12.0         1.0          (1.1)             N/A           12.0           N/A
----------------------------------------------------------------------------- -------------------------------------------
Frontline               Nasdaq          27.1         1.7          (3.9)            0.015          15.9       1,806.67
                                                                                                  ----       --------
Communications
Corporation
----------------------------------------------------------------------------- -------------------------------------------

                                                                          Approximate Average     8.5        1,183.65
-------------------------------------------------------------------------------------------------------------------------

     Adjustments to the Above-Noted Average Multiplier

     Evans & Evans were required to make adjustments to the above noted comparable companies in order to account for the far less sales levels expected by the Company in 1999. Annualized results of the Company to date in 1999 would result in sales levels of US$2.2 million by the end of 1999. This compares with average trailing sales levels of US$24.5 million by the above companies. Accordingly, management's own sales results are approximately 10% of the levels accomplished by the comparable companies noted above. Given this, Evans & Evans also believed it realistic and appropriate to adjust the revenue multiple of the Company down by 75% to reflect the much lower level of annual sales and the resultant financial risk associated with the Company. This meant that the market capitalization to revenue implied value would also have to be reduced from 8.5 to approximately 2.1. Accordingly, Evans & Evans took the annualized revenue figure of US$2.2 million and multiplied it by the adjusted comparable company multiple to obtain a value range of approximately US$4.6 million. This assessment of enterprise value is supportive of the above valuation assessment and does provide a confirmation of the high end of the enterprise value range for



--------------------------------------------------------------------------------
                               EVANS & EVANS, INC.
--------------------------------------------------------------------------------

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Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 63
--------------------------------------------------------------------------------



     the Company as at the Valuation Date - which would be expected in using a comparable companies approach.

13.4 Valuation Conclusion

     Based on VTI management's disclosure of 18,840,523 common shares of VTI issued and outstanding and 620,000 preferred shares of VTI issued and outstanding as at October 31, 1999 (i.e., for a total of 19,460,523 all shares issued and outstanding) and an enterprise value of 100% of all of the issued and outstanding shares of VTI as at that date in the range of to US$3,750,000 to US$4,375,000. The fair market value of each common share of VTI (after consideration of payment of the preferred shares) is in the range of US$0.13 to US$0.16 calculated as:

       --------------------------------------------------------------------------------------
                  US$                                                  Low           High
       --------------------------------------------------------------------------------------
       All Common Shares, Issued and Outstanding                   18,840,523     18,840,523
       --------------------------------------------------------------------------------------
       Enterprise Value                                             3,750,000      4,375,000
       --------------------------------------------------------------------------------------
       Less: Preferred Shares (620,000@US$2.00 per share)         (1,240,000)    (1,240,000)
       --------------------------------------------------------------------------------------
       Less: Risk/ Cost of Debt to Pay Preferred Shareholders       (100,000)      (100,000)
       --------------------------------------------------------------------------------------
       Fair Market Value (FMV) of Common Shares, say                2,400,000      3,000,000
       --------------------------------------------------------------------------------------
       FMV Per Common Share, Say                                      US$0.13        US$0.16
       --------------------------------------------------------------------------------------

     Note: (1) In calculating the FMV, Evans & Evans had to deduct obligation of the preferred shareholders, which was taken at declared face value; (2) A deduction of US$100,000 was done to reflect the incremental risk and cost for the Company to fund (debt) the payment of the preferred shareholders; and (3) The 4.25 million options that have been issued were not considered in the FMV/share calculation as they have yet to be exercised and there is no provision in any agreement reviewed by Evans & Evans as to terms and conditions to their being exercised (i.e., and at what prices and time frames and under what specific conditions).


--------------------------------------------------------------------------------
                               EVANS & EVANS, INC.
--------------------------------------------------------------------------------

Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 64
--------------------------------------------------------------------------------


14.0 - VALUATION OF PEPPERMILL CAPITAL CORPORATION

14.1 Adjusted Book Value Approach

     As effectively a holding company (the Public Company is in the process of divesting its mineral property interests), Peppermill should, in view of the authors of the Report, be valued under an Adjusted Book Value Approach.

     Under the Adjusted Book Value Approach, the following items need to be considered:

     1) The Tangible Asset Backing of Peppermill as at October 31, 1999 was nominal (refer to section 11.0, "Tangible Asset Backing" of the Report).

     2) A premium or allowance should, in the view of the authors of the Report, be made for the fact that Peppermill is a public company and that achieving such status entailed time and expenses not accounted for in the Tangible Asset Backing of Peppermill. Such premium is estimated by Evans & Evans to between US$150,000 and US$250,000 (mid-point of US$200,000) based on its discussions with five regional promotion and investment relations firms that are involved in establishing basic shell NASD OTC BB companies.

     3) Consideration of the transaction between VTI and Peppermill to acquire approximately 90% of all of the issued and outstanding shares of Peppermill from an arms' length party for US$300,000; which has an implied value for 100% of Peppermill of approximately US$330,000.

     Given all of the above, the low-end of the valuation range for Peppermill is calculated as follows:



--------------------------------------------------------------------------------
                               EVANS & EVANS, INC.
--------------------------------------------------------------------------------

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Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 65
--------------------------------------------------------------------------------


         --------------------------------------------------------------------------------------------------------
                     Valuation Approach               Fair Market        Weighting           Adjusted Fair
         --------------------------------------------------------------------------------------------------------
                                                       Value, Say                             Market Value
         --------------------------------------------------------------------------------------------------------
            1. Tangible Asset Backing                           0              10%                         0
               ("TAB"), October 31, 1999
         --------------------------------------------------------------------------------------------------------
            2. Public Company Premium                     200,000              50%                   100,000
         --------------------------------------------------------------------------------------------------------
            3. Current VTI/Peppermill Transaction         330,000              40%                   132,000
         --------------------------------------------------------------------------------------------------------
             FMV, Say                                                                             US$230,000
         --------------------------------------------------------------------------------------------------------

     Given all of the above, the high-end of the valuation range for Peppermill is calculated as follows:

         --------------------------------------------------------------------------------------------------------
                                                       Fair Market                                Adjusted Fair
                     Valuation Approach                Value, Say          Weighting              Market Value
         --------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------
            2. Tangible Asset Backing                           0               0%                         0
               ("TAB"), October 31, 1999
         --------------------------------------------------------------------------------------------------------
            2. Public Company Premium                     200,000               0%                         0
         --------------------------------------------------------------------------------------------------------
            3. Current VTI/Peppermill Transaction         330,000             100%                   330,000
         --------------------------------------------------------------------------------------------------------
             FMV, Say                                                                             US$330,000
         --------------------------------------------------------------------------------------------------------

     Based on 11,239,700 shares of Peppermill being actually issued and outstanding as at the Valuation Date, the fair market value of 100% of the shares of Peppermill as at that date in the range of US$230,000 to US$330,000, the fair market value of each share of Peppermill is in the range of US$0.02 to US$0.03.

         --------------------------------------------------------------
         U.S. Dollars                             Low           High
         --------------------------------------------------------------
         Shares, Issued and Outstanding       11,239,700    11,239,700
         --------------------------------------------------------------
         Fair Market Value ("FMV")               230,000       330,000
         --------------------------------------------------------------
         FMV Per Share, Say                      US$0.02       US$0.03
         --------------------------------------------------------------

15.0 - FAIRNESS CONSIDERATIONS


--------------------------------------------------------------------------------
                               EVANS & EVANS, INC.
--------------------------------------------------------------------------------

Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 66
--------------------------------------------------------------------------------


     The fairness of the Proposed Transaction is tested by: i) calculating, at the time of the completion of the Proposed Transaction, the fair market value of each share of VTI and the fair market value of each share of Peppermill; ii) calculating whether the fair market value of each share of Peppermill is in at least a comparable range upon completion of the Proposed Transaction as prior to the Proposed Transaction; and iii) considering qualitative factors, such as synergies of availability of financing, that may result from the Proposed Transaction.

     Fair Market Value Per Share of VTI and Peppermill, as at the Valuation Date

     The fair market value of each common share of VTI as at the Valuation Date was calculated to be in the range of US$0.13 to US$0.16. The fair market value of each common share of Peppermill as at the Valuation Date was calculated to be in the range of US$0.02 to US$0.03.

     Under the Proposed Transaction, the ratio of the common and preferred shares to be exchanged is:

          (1) Peppermill will acquire all of the issued and outstanding common shares of VTI on the basis of issuing 1.0 Peppermill common share in exchange for 1.8624479 common shares of VTI. In other words, Peppermill will issue 10,116,000 of its common shares in exchange for 18,840,523 of VTI's common shares; and

          (2) Peppermill will issue 1.0 preferred shares for each 1.0 preferred shares of VTI. In other words, Peppermill will issue 620,000 new preferred shares in exchange for 620,000 preferred shares of VTI.


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


Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 67
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     Fair Market Value of Peppermill, Post-Proposed Transaction ("NewCo")

     The truest test of fairness - from the Peppermill shareholder's perspective
     - in the opinion of Evans & Evans, is calculating whether the fair market value of each share of Peppermill is in at least a comparable range upon completion of the Proposed Transaction as prior to the Proposed Transaction.

     There are many events that are assumed will occur between the Valuation Date and the closing of the Proposed Transaction. These events are either conditions (e.g., the Offering) of the Proposed Transaction or are necessary (e.g. due diligence, legal costs) aspects of the closing process. This section calculates the fair market value of NewCo upon the closing of the Proposed Transaction, the number of common and preferred shares of NewCo that will issued and outstanding upon the closing of the Proposed Transaction and the fair market value of each common share of NewCo upon the closing of the Proposed Transaction.

     First, the fair market value of NewCo is calculated by:

     1) Adding the fair market value of VTI as at the Valuation Date in the range of US$2,400,000 to US$3,000,000.

     2) Adding the fair market value of Peppermill as at the Valuation Date in the range of US$230,000 to US$330,000.

     3) Subtracting the cost of VTI' and Peppermill's due diligence with respect to the Proposed Transaction of $75,000 (Company management estimate).



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

Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 68
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
Item/Adjustment                                                Value (Low)         Value (High)
                                                                 in US$               in US$
------------------------------------------------------------------------------------------------
1. Add: FMV of VTI, as at the Valuation Date                     2,400,000            3,000,000
------------------------------------------------------------------------------------------------
2. Add: FMV of  Peppermill, as at the Valuation Date               230,000              330,000
------------------------------------------------------------------------------------------------
3. Less: Proposed Transaction Costs                               (75,000)             (75,000)
                                                                ----------           ----------
------------------------------------------------------------------------------------------------
Total Fair Market Value, Say                                     2,550,000            3,250,000
------------------------------------------------------------------------------------------------

     The number of shares issued and outstanding of NewCo is calculated by adding:

     1)   11,239,700 shares of Peppermill, as at the Valuation Date.

     2) Number of common and preferred shares to be issued to VTI as per the Proposed Transaction. Out of the 11,239,700 existing common shares, certain Peppermill shareholders are selling 10,116,000 common shares to VTI for US$300,000. Hence, the only additional Peppermill shares to be issued for the completion of the Proposed Transaction will be the issuance of 620,000 preferred shares from the treasury of Peppermill to existing VTI preferred shareholders (the terms and conditions of the preferred shares are not changing as per management's disclosure and the payment obligation of such shares has been calculated in determining the fair market value of VTI).

         -----------------------------------------------------------------------
                                                            Low         High
         -----------------------------------------------------------------------
         Total Shares, Issued and Outstanding
         -----------------------------------------------------------------------
         1. As at Valuation Date                         11,239,700  11,239,700
         -----------------------------------------------------------------------
         2. As per Proposed Transaction, additional         620,000     620,000
         -----------------------------------------------------------------------
         Total Shares, Issued and Outstanding            11,859,700  11,859,700
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
         Fair Market Value ("FMV")                        2,550,000   3,250,000
         -----------------------------------------------------------------------
         FMV Per Share, Say                                 US$0.22     US$0.27
         -----------------------------------------------------------------------


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

Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 69
--------------------------------------------------------------------------------


     The fair market value of each of all of the shares of NewCo upon closing of the Proposed Transaction is estimated to be in the range of US$0.22 per share to US$0.27 per share, compared with a fair market value of each Peppermill share of approximately US$0.02 per share to US$0.03 per share prior to the Proposed Transaction.

16.0 - CONCLUSION AS TO FAIRNESS

     Based upon Evans & Evans valuation work and subject to all of the foregoing, Evans & Evans is of the opinion, as at the date of the Report, that the terms of the Proposed Transaction are fair, from a financial point of view, to the shareholders of Peppermill.

     In assessing the fairness of the Proposed Transaction to the common shareholders of Peppermill, Evans & Evans has considered, inter alia, the following:

     1. Comparison of the fair market value, as at October 31, 1999, of all the outstanding common shares of Peppermill, to the fair market value, on a pro forma basis, of the Peppermill common shareholders' prospective interests in NewCo. The shares of NewCo, Post-Proposed Transaction are of higher value than the shares of Peppermill as at the Valuation Date.

     2. Other potential benefits that may be realized subsequent to the capital reorganization including possible synergies between Peppermill and VTI. Evans & Evans have not attempted to quantify these potential benefits, as for purposes of the fairness opinion; any enhancement in the value of NewCo not otherwise reflected in its valuation conclusion favors the common shareholders of Peppermill. Some of these potential benefits are as follows:



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Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 70
--------------------------------------------------------------------------------

          (i) The ability of VTI and their existing business and corporate finance relationships bring a significant amount of business development capability to NewCo, the same level of which may not be available to either independently.

          (ii) VTI has ongoing sales and revenues and cash flows. Thus VTI will provide actual operating cash flows to NewCo.

          (iii)The merger with VTI provides Peppermill with access to new business opportunities and for expansion with operating business and potential acquisition candidates.

     EVANS & EVANS, INC.


     -----------------------------




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

Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation                                           Page 71
--------------------------------------------------------------------------------

17.0 - RESTRICTIONS AND CONDITIONS

     This opinion is intended for the purpose stated in this Report and, in particular, is based on assumptions as to results that could reasonably be expected at the Valuation Date. It is not to be the basis of any subsequent valuation and is not to be reproduced or used other than for the purpose of this Report without prior written permission in each specific instance.
     Evans & Evans, Inc. disclaims any responsibility or liability for losses occasioned to any parties as a result of the circulation, publication, reproduction or use of this opinion contrary to the provisions of this paragraph. This opinion is based upon information made available to us and on the assumptions we have made. We reserve the right to review all calculations included or referred to in this opinion and, if we consider necessary, to revise our opinion in the light of any information existing at the Valuation Date which becomes known to us after the date of this opinion.

     This Report has been prepared for the Independent Committee of Peppermill. The Report may be distributed by the directors of Peppermill to the shareholders of VTI and Peppermill at its discretion. This Report may not be relied upon by any other person or entity without our express, prior written consent.

18.0 - STATEMENT OF INDEPENDENCE

     Evans & Evans, Inc. is, for the purposes of preparing this Report, an independent valuator. None of the partners, employees or associates of Evans & Evans, Inc., has, or anticipates the acquisition of any interest in the assets, shares or business undertakings of Varner Technologies, Inc. or Peppermill Capital Corporation.



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



Draft Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation
--------------------------------------------------------------------------------



                                   Appendix 1:
                              Comparable Companies










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Draft Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation
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     Prodigy Communications Corporation ("Prodigy") of White Plains, New York

     Prodigy offers its Internet subscribers Internet access, Web hosting, and e-commerce services. Prodigy still offers its original online services, including e-mail and chat groups, as Prodigy Classic. Prodigy, which has a total of 1.2 million subscribers, which includes 150,000 for Prodigy's Mexican ISP service. The company has agreed to combine its Internet access operations with those of SBC Communications (650,000 customers). Prodigy will own 57% of the partnership, which will operate under the Prodigy brand name; SBC will own 43%.

     PSINet, Inc. ("PSINet") of Herndon, Virginia

     PSINet offers a variety of access services, Web-site design and hosting, electronic commerce, and security programs. PSINet has offices in 11 countries and serves 26,500 corporate customers. PSINet is no longer an Internet service provider (ISP) for individual consumers, but it does allow other consumer-based ISPs to use its networks for a fee. PSINet has assembled a worldwide fiber-optic network with 600 points of presence
     (POPs), serving 22 countries in North and South America, Europe, and the Asia/Pacific region.

     Verio, Inc. ("Verio") of Inglewood, Colorado

     Verio owns or has majority stakes in more than 35 business-oriented providers across the US. Verio is buying ISPs with a large number of dedicated accounts (business accounts with direct lines to the provider) and is marketing to business and institutional subscribers. Verio has approximately 190 points of presence (POPs) in the US, and it links its POPs by leasing fiber capacity, mainly from Qwest Communications International Inc. of Denver, Colorado. Focusing on small and mid-sized businesses, Verio provides Internet access through dial-up, DSL (digital subscriber line), frame relay, and ISDN connections. The company also provides enhanced Internet services, including Web hosting for about 265,000 sites in some 170 countries.


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




Draft Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation
--------------------------------------------------------------------------------


     OneMain.com, Inc. ("OneMain") of Southhampton, New York

     OneMain.com focuses on the underserved small town, suburban, and rural markets. OneMain.com has acquired ISPs in Arkansas, California, Florida, Illinois, Indiana, Kansas, Missouri, Ohio, Pennsylvania, Tennessee, and Vermont. Overall the company serves more than 415,000 subscribers.
     OneMain.com offers dial-up and high-speed Internet access, Web hosting, e-mail, and Internet relay chat as a "Hometown Internet" service, allowing customers to use local phone numbers to connect (instead of pricier long-distance numbers).

     America Online, Inc. ("AOL") of Dulles, Virginia

     Its more than 19million subscribers make AOL the world's #1 provider of online services. AOL's 1998 acquisition of CompuServe (now subsidiary
     CompuServe Interactive Services), which has more than 2 million subscribers, helped to secure AOL's dominance. AOL appeals to those seeking entertainment, but CompuServe is geared toward professionals and small-business owners. Its purchase of Netscape Communications in 1999 brought the popular Navigator Web browser and the Netcenter Internet portal into the AOL fold. The company is also launching an interactive TV service (AOL TV) via the DIRECTV satellite service and has forged an alliance with computer maker Gateway.

     MindSpring Enterprise, Inc. ("MindSpring") of Atlanta, Georgia

     MindSpring has relied on acquisitions to move into the top tier of US ISPs, and by merging with rival EarthLink the company will become the number two ISP in the U.S. behind AOL. Dial-up Internet access (more than 1 million subscribers) accounts for nearly 85% of MindSpring's sales. The company also provides Web hosting (45,000 accounts) and dedicated access lines for business customers. MindSpring, is beginning to offer high-speed cable modem Internet access over leased networks.



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


Draft Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation
--------------------------------------------------------------------------------

     EarthLink Network, Inc. ("ENI") of Pasadena, California

     EarthLink Network has more than 1 million customers throughout the US and Canada. Upon the merger with MindSpring, the combined company will be the #2 US ISP behind AOL. The company's TotalAccess software package works with third-party browsers and is marketed through distribution agreements with several prominent

     FlashNet Communications, Inc. ("FlashNet") of Fort Worth, Texas

     FlashNet provides Internet access to approximately 244,000 customers in more than 450 cities across the US. FlashNet's services include Web access, e-mail, newsgroup access, and Web pages. FlashNet offers its small and medium-sized business clients high-speed dedicated and broadband access, Web hosting, and e-commerce opportunities. It plans to add long-distance access and advanced data services. The company uses radio, TV, and direct advertising to promote its products and sells several service packages through a direct sales force and independent representatives. In November of 1999, the Company agreed to be acquired by Prodigy Communications Corp.

     Internet America, Inc. ("IAI") of Dallas, Texas

     IAI offers a package that includes unlimited Web access in addition to e-mail, Internet relay chat, file transfer protocol, and news access. Other services include multiple e-mail mailboxes and personal Web sites. Its 50,000 customers (primarily individual users) are concentrated in North Texas. The company's Airnews.net, which is included in its dial-up access package or can be purchased separately by other customers, offers access to millions of news articles and serves about 3,800 customers in 35 countries.

     ProtoSource Corporation ("ProtoSource") of Santa Monica, California

     Through its  ProtoSource  Network,  the Internet  service  provider  offers
     online  access  to  about  3,700  residential,   business,  and  government
     customers,  primarily


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


Draft Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation
--------------------------------------------------------------------------------


     in California. In addition to dial-up and high-speed ISDN Internet access, ProtoSource provides custom intranet and Web site design and implementation, Web hosting, and domain registration. The Company offers nationwide access through an agreement with communications provider OmniCall.

     Frontline Communications Corporation ("Frontline") of Pearl River, New York

     Frontline Communications has acquired a number of companies -- including many ISPs, WebPrime (Web design and development), and WOWFactor (Web marketplace) Frontline primarily serves individual and small-business subscribers in the northeastern US. It has about 15,000 subscribers in New Jersey, New York (including New York City), and the Philadelphia metropolitan area. Dedicated, dial-up, and high-speed DSL (digital subscriber line) access options are provided through a network of leased data lines and 11 POPs (points-of-presence). The company has competitive local-exchange carrier status in New York and plans to build its own network infrastructure.


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


Draft Valuation Report and Related Fairness Opinion: December 2, 1999
Peppermill Capital Corporation
--------------------------------------------------------------------------------


                                   Appendix 2:

      VTI Business Plan and Financial Statements and Financial Projections





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